UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                          DAVID G. STOEFFEL, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             CHARLES M. WEBER, ESQ.
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2003

                  DATE OF REPORTING PERIOD:  OCTOBER 31, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT
TO SHAREHOLDERS

October 31, 2003

> S&P 100 PLUS FUND

> PSE TECH 100 INDEX FUND

> DOW JONES U.S. HEALTH CARE
  100 PLUS FUND

> DOW JONES U.S. FINANCIAL
  100 PLUS FUND

> MANAGED GROWTH FUND

> TAX-EXEMPT FUND

> GOVERNMENT FUND

PERFORMANCE SUMMARY
Data through October 31, 2003

                            FUND INFORMATION            TOTAL RETURNS AT NAV                     TOTAL RETURNS WITH SALES CHARGE*
                                                                                                                              <F1>
                            NASDAQ            INCEPTION 10 YEAR/                                 10 YEAR/
                            SYMBOL  CUSIP     DATE      INCEPTION  5 YEAR 3 YEAR  1 YEAR  YTD    INCEPTION  5 YEAR  3 YEAR  1 YEAR
                            ------  -----     --------- ---------  ------ ------  ------  ---    ---------  ------  ------  ------
EQUITY INDEX FUNDS
------------------
PSE TECH 100 INDEX FUND (A) PPTIX   663038875 6/10/96    15.39%    12.30% -12.64%  46.51% 44.02%   14.55%   11.10%  -14.19% 38.81%
PSE TECH 100 INDEX FUND (B) PSEBX   663038834 7/27/98    11.08%    11.46% -13.30%  45.44% 43.10%   10.96%   11.20%  -14.22% 40.44%
PSE TECH 100 INDEX FUND (C) PTICX   663038826 5/8/00    -13.40%     -     -13.29%  45.37% 43.18%  -13.40%   -       -13.29% 44.37%
S&P 100 PLUS FUND (A)       PPSPX   663038305 12/20/85    9.63%**  -0.17% -11.31%  16.14% 17.71%    9.04%** -1.24%  -12.89% 10.04%
                                                              <F2>                                      <F2>
S&P 100 PLUS FUND (B)       PSUBX   663038503 7/27/98    -1.76%    -0.91% -11.97%  15.27% 16.96%   -2.12%   -1.29%  -13.15% 10.27%
S&P 100 PLUS FUND (C)       SPPCX   663038743 5/8/00    -10.87%     -     -11.94%  15.31% 17.03%  -10.87%   -       -11.94% 14.31%
DJ US HEALTH CARE FUND (A)  NDJAX   663038727 4/17/01    -1.15%     -       -      16.28% 16.97%   -3.23%   -         -     10.18%
DJ US HEALTH CARE FUND (B)  NDJBX   663038719 4/17/01    -1.88%     -       -      15.37% 16.20%   -3.04%   -         -     10.37%
DJ US HEALTH CARE FUND (C)  NDJCX   663038693 4/17/01    -1.84%     -       -      15.35% 16.32%   -1.84%   -         -     14.35%
DJ US FINANCIAL FUND (A)    NDUAX   663038685 4/17/01     3.29%     -       -      22.67% 24.59%    1.12%   -         -     16.23%
DJ US FINANCIAL FUND (B)    NDUBX   663038677 4/17/01     2.55%     -       -      21.72% 23.89%    1.01%   -         -     16.72%
DJ US FINANCIAL FUND (C)    NDUCX   663038669 4/17/01     2.54%     -       -      21.69% 23.83%    2.54%   -         -     20.69%

EQUITY FUNDS
------------
MANAGED GROWTH FUND (A)     PNMAX   663038701 1/4/99      4.99%     -      -1.56%  19.34% 23.54%    3.83%   -        -3.31% 13.07%
MANAGED GROWTH FUND (B)     PNMBX   663038859 1/4/99      4.26%     -      -2.29%  18.39% 22.67%    3.91%   -        -3.61% 13.39%
MANAGED GROWTH FUND (C)     MGPCX   663038842 5/8/00      3.89%     -      -2.19%  18.37% 22.60%    3.89%   -        -2.19% 17.37%

FIXED-INCOME FUNDS
------------------
GOVERNMENT FUND (A)         PRPGX   663038206 12/20/85    4.90%**   4.16%   5.75%   0.95%  0.27%    4.53%** 3.42%     4.50% -2.58%
                                                              <F2>                                      <F2>
GOVERNMENT FUND (B)         GVTBX   663038636 3/1/03     -0.94%     -       -       -      -        -       -         -      -
GOVERNMENT FUND (C)         GVTCX   663038800 5/8/00      5.94%     -       4.98%   0.15% -0.36%    5.94%   -         4.98% -0.84%
TAX-EXEMPT FUND (A ONLY)    PPTEX   663038107 7/19/84     4.89%**   4.06%   6.91%   4.49%  2.85%    4.52%** 3.33%     5.65%  0.83%
                                                              <F2>                                      <F2>

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. The Tax-Exempt Fund may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility. SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

 *<F1> Class A shares are subject to a maximum front-end sales charge of 5.25% for the equity index and equity funds and 3.50% for the fixed-income funds. Class B shares are subject to a Contingent Deferred Sales Charge
        (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.

**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past the Advisor reimbursed a portion of the advisory fees for the S&P 100 Plus, Managed Growth, PSE Tech 100 Index, Government and Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2004, so that total expenses will not exceed 1.25% on Class A shares, and 2.00% on Class B and C shares. Without such reimbursement, returns for the funds would be less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Dividends for North Track equity funds are paid annually. Dividends for North Track fixed-income funds are paid monthly.

"Standard & Poor's," "S&P," "S&P 100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. "Dow Jones" is a service mark of Dow Jones and Company,. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company, distributor. Member SIPC.

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2003

                                                               December 15, 2003

DEAR SHAREHOLDER:

I'm pleased to provide you with the 2003 Annual Report for North Track Funds. The year brought improvements in the general economy, a continuation of low interest rates, a quick and decisive end to Saddam Hussein's regime and strong performance across the equities markets. Our index and other stock funds all enjoyed significant double-digit total returns for the fiscal year ended October 31, 2003. The various types of companies in which our funds invest--large-cap, mid-cap, technology, health care and financial services concerns--all gained. The North Track S&P 100 Plus Fund was up 16.14%, the PSE Tech 100 Index Fund was up 46.51%, the Dow Jones U.S. Health Care 100 Plus Fund was up 16.28%, the Dow Jones U.S. Financial 100 Plus Fund was up 22.67% and the Managed Growth Fund was up 19.34%. [These figures are for Class A shares and do not take into account applicable front-end sales charges.]

Unfortunately, the year was also marred by scandals in the mutual fund industry. As a mutual fund investor myself, I appreciate that these issues are of great concern to you. It is vitally important that public confidence in the integrity of our industry be restored. Mutual funds are an excellent means by which individuals can participate in the stock and bond markets. They offer people a share in a professionally managed investment portfolio without having to commit large sums of money. We at North Track believe that those involved in the mutual fund industry are, by and large, honest and lawful. However, certain industry practices are properly under scrutiny, and swift action by the regulators and the industry itself is needed. North Track fully supports the efforts of the SEC and NASD and will continue to monitor developments in this regard and respond accordingly.

Let me assure you that at North Track the interests of our shareholders always come first, and we have and will continue to improve internal systems, policies and procedures that are designed to protect your interests.

Finally, we feel that it is important to consult your financial advisor before you make any decision to buy or sell a mutual fund. Personal investment objectives, risk tolerances, and tax considerations, must all be considered to make an appropriate decision, and your advisor can help assess the right course of action.

Thank you for your continued confidence in North Track and as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

S&P 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Plus Fund with the S&P 100 Index for the past 10 fiscal years.

        Date        North Track S&P 100 Plus Fund         S&P 100 Index
        ----        -----------------------------         -------------
      10/31/93                  $9,475                       $10,000
      11/30/93                  $9,431                        $9,978
      12/31/93                  $9,529                       $10,145
       1/31/94                  $9,890                       $10,540
       2/28/94                  $9,643                       $10,292
       3/31/94                  $9,165                        $9,807
       4/30/94                  $9,234                        $9,881
       5/31/94                  $9,444                       $10,126
       6/30/94                  $9,163                        $9,827
       7/31/94                  $9,482                       $10,192
       8/31/94                  $9,776                       $10,525
       9/30/94                  $9,591                       $10,322
      10/31/94                  $9,802                       $10,568
      11/30/94                  $9,469                       $10,212
      12/31/94                  $9,635                       $10,411
       1/31/95                  $9,809                       $10,616
       2/28/95                 $10,241                       $11,112
       3/31/95                 $10,550                       $11,480
       4/30/95                 $10,938                       $11,933
       5/31/95                 $11,378                       $12,452
       6/30/95                 $11,620                       $12,740
       7/31/95                 $11,971                       $13,163
       8/31/95                 $11,906                       $13,095
       9/30/95                 $12,474                       $13,750
      10/31/95                 $12,474                       $13,760
      11/30/95                 $12,969                       $14,331
      12/31/95                 $13,172                       $14,572
       1/31/96                 $13,691                       $15,187
       2/29/96                 $13,860                       $15,401
       3/31/96                 $13,997                       $15,558
       4/30/96                 $14,166                       $15,780
       5/31/96                 $14,511                       $16,209
       6/30/96                 $14,533                       $16,272
       7/31/96                 $13,814                       $15,512
       8/31/96                 $14,126                       $15,884
       9/30/96                 $14,849                       $16,727
      10/31/96                 $15,223                       $17,225
      11/30/96                 $16,407                       $18,598
      12/31/96                 $16,125                       $18,293
       1/31/97                 $17,111                       $19,625
       2/28/97                 $17,059                       $19,582
       3/31/97                 $16,428                       $18,818
       4/30/97                 $17,402                       $20,075
       5/31/97                 $18,325                       $21,163
       6/30/97                 $19,097                       $22,074
       7/31/97                 $20,669                       $23,873
       8/31/97                 $19,325                       $22,343
       9/30/97                 $20,320                       $23,532
      10/31/97                 $19,422                       $22,515
      11/30/97                 $20,423                       $23,706
      12/31/97                 $20,442                       $23,787
       1/31/98                 $20,866                       $24,260
       2/28/98                 $22,355                       $26,014
       3/31/98                 $23,534                       $27,450
       4/30/98                 $23,883                       $27,863
       5/31/98                 $23,542                       $27,516
       6/30/98                 $24,708                       $28,878
       7/31/98                 $24,564                       $28,717
       8/31/98                 $20,992                       $24,596
       9/30/98                 $22,038                       $25,781
      10/31/98                 $23,968                       $28,095
      11/30/98                 $25,814                       $30,240
      12/31/98                 $27,048                       $31,687
       1/31/99                 $28,699                       $33,610
       2/28/99                 $27,668                       $32,491
       3/31/99                 $28,954                       $34,015
       4/30/99                 $30,250                       $35,569
       5/31/99                 $29,474                       $34,708
       6/30/99                 $31,573                       $37,158
       7/31/99                 $30,610                       $36,077
       8/31/99                 $31,029                       $36,586
       9/30/99                 $30,195                       $35,584
      10/31/99                 $32,222                       $37,972
      11/30/99                 $33,226                       $39,164
      12/31/99                 $35,791                       $42,070
       1/31/00                 $34,014                       $40,042
       2/29/00                 $33,464                       $39,257
       3/31/00                 $36,978                       $43,363
       4/30/00                 $35,429                       $41,598
       5/31/00                 $34,532                       $40,583
       6/30/00                 $35,814                       $42,133
       7/31/00                 $35,476                       $41,758
       8/31/00                 $37,520                       $44,201
       9/30/00                 $34,461                       $40,616
      10/31/00                 $34,068                       $40,161
      11/30/00                 $31,650                       $37,344
      12/31/00                 $31,162                       $36,793
       1/31/01                 $32,434                       $38,362
       2/28/01                 $29,019                       $34,411
       3/31/01                 $26,740                       $31,802
       4/30/01                 $29,203                       $34,720
       5/31/01                 $29,251                       $34,812
       6/30/01                 $28,587                       $34,062
       7/31/01                 $28,116                       $33,561
       8/31/01                 $26,093                       $31,198
       9/30/01                 $24,101                       $28,837
      10/31/01                 $24,613                       $29,478
      11/30/01                 $26,460                       $31,707
      12/31/01                 $26,452                       $31,723
       1/31/02                 $25,965                       $31,171
       2/28/02                 $25,469                       $30,616
       3/31/02                 $26,156                       $31,482
       4/30/02                 $24,093                       $29,030
       5/31/02                 $23,949                       $28,899
       6/30/02                 $22,190                       $26,807
       7/31/02                 $20,767                       $25,126
       8/31/02                 $20,863                       $25,272
       9/30/02                 $18,456                       $22,378
      10/31/02                 $20,463                       $24,828
      11/30/02                 $21,718                       $26,390
      12/31/02                 $20,189                       $24,561
       1/31/03                 $19,643                       $23,922
       2/28/03                 $19,337                       $23,570
       3/31/03                 $19,522                       $23,813
       4/30/03                 $21,178                       $25,861
       5/31/03                 $22,006                       $26,890
       6/30/03                 $22,351                       $27,334
       7/31/03                 $22,769                       $27,870
       8/31/03                 $22,970                       $28,140
       9/30/03                 $22,761                       $27,918
      10/31/03                 $23,766                       $29,172

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
S&P 100 Plus:
  Class A Shares           10.04%              -1.24%              9.04%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The S&P 100 Plus Fund's total return for Class A shares was 16.14% (at NAV) for the fiscal year ended October 31, 2003 compared to 17.49% for its benchmark, the S&P 100 Index. The difference in returns was principally due to the Fund's expenses. The Fund is currently being managed to closely reflect the characteristics of its benchmark, with no material over- or under-weighting of individual security positions.

  The Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund started its fiscal year rebounding from the lows of early October 2002, but began to decline early in the first quarter of calendar 2003 as investors' attention was diverted from hope that the economy was gaining traction toward the impending military action in Iraq. As the fighting commenced, the equity markets began a strong rally that continued through the end of the fiscal year.

  The Fund's technology holdings, which aggregated 19.49% of the portfolio, returned 40.80% for the fiscal year, led by semiconductor, networking and storage hardware stocks. Investors, who earlier eschewed these shares, bid up prices in anticipation of renewed corporate spending on technology applications and the rebound in profits that would follow. Financial stocks, which comprise 19.77% of the portfolio, enjoyed a 22.90% return, driven by investment banking and brokerage stocks. Improved investor sentiment surrounding the outlook for stocks and low interest rates that resulted in record bond underwriting volumes, boosted the bottom line of most investment banking and brokerage industry participants. The Fund's bank and insurance holdings, generally considered to be more "defensive" also provided positive returns, but trailed the index slightly. Industrial issues, which account for 10.53% of the Fund, produced an aggregate return of 23.10% for the fiscal year. Within this sector, aerospace/defense issues faired well, due to the perception that elevated defense spending would persist for some time. Industrial conglomerates, including General Electric, 3M Company and Tyco International, also outperformed the broader index, largely due to investors' recognition that they would continue to benefit from an accelerating economy. The Fund's holdings of stocks in the consumer discretionary sector, which account for 7.95% of the Fund's market value, also outperformed the broader market, up 25.2% in aggregate. This sector includes major auto makers, retailers, restaurants and media companies, which typically perform well in the early stages of an economic rebound. In general, consumers continue to spend at a robust pace, which has helped to bolster sector profits. Health care stocks, which represent 13.51% of the portfolio, returned 5.90% in aggregate, trailing the broader market. Although some health care segments, such as biotechnology and managed care performed well, overall results were constrained by the lackluster returns from the large pharmaceuticals industry segment. Consumer staples stocks make up 15.43% of the portfolio and also underperformed, up only 5.70% in aggregate, for the year.
The lackluster results in the healthcare and consumer staples area can be attributed, in part, to company-specific issues, but investors' tendency to gravitate toward more economically sensitive sectors when the equity markets are trending higher was also a factor. Results for the Fund's holding of stocks in the utilities, materials, telecom and energy sectors were positive overall, but combined they represent only 13.32% of the portfolio and as such had a nominal impact on overall results.

  Although returns on large-cap stocks, which comprise the Fund's entire portfolio, were overshadowed this year by outstanding returns on small and mid-cap stocks, this will certainly not always be the case. In our opinion, the Fund's pure large-cap construction makes it a needed core component of a well diversified portfolio. The Fund's holdings include America's largest and best capitalized companies - companies with the strongest brands and financial wherewithal to take periods of economic adversity in stride. As the economy and equity markets continue to recover, we fully expect the fund to participate in the market's long-term uptrend.

  S&P 100 Plus shareholders recently approved a change to the Fund's investment objective which will become effective by the end of January 2004. B.C. Ziegler and Co., the advisor to the Fund, will no longer overweight or underweight the Fund's investment in stocks that it believes will outperform or underperform the S&P 100 Index. Ziegler has determined that this strategy cannot be effectively implemented with acceptable risk levels. Accordingly, the Fund's objective will be to seek a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index, and its name will change to the S&P 100 Fund.

PSE TECH 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the PSE Tech 100 Index Fund with the Pacific Exchange Technology Stock Index since the Fund's inception.

                              North Track PSE                Pacific Exchange
        Date                Tech 100 Index Fund           Technology Stock Index
        ----                -------------------           ----------------------
      6/10/96*<F3>                 $9,475                         $10,000
      6/30/96                      $8,973                          $9,506
      7/31/96                      $8,300                          $8,775
      8/31/96                      $8,821                          $9,315
      9/30/96                      $9,622                         $10,157
     10/31/96                      $9,480                         $10,005
     11/30/96                     $10,751                         $11,362
     12/31/96                     $10,488                         $11,095
      1/31/97                     $11,579                         $12,267
      2/28/97                     $11,092                         $11,750
      3/31/97                     $10,472                         $11,096
      4/30/97                     $10,823                         $11,477
      5/31/97                     $12,131                         $12,866
      6/30/97                     $12,204                         $12,956
      7/31/97                     $14,070                         $14,956
      8/31/97                     $14,050                         $14,937
      9/30/97                     $14,523                         $15,444
     10/31/97                     $12,988                         $13,858
     11/30/97                     $13,027                         $13,897
     12/31/97                     $12,518                         $13,361
      1/31/98                     $13,033                         $13,908
      2/28/98                     $14,619                         $15,615
      3/31/98                     $14,871                         $15,923
      4/30/98                     $15,447                         $16,544
      5/31/98                     $14,225                         $15,236
      6/30/98                     $14,871                         $15,936
      7/31/98                     $14,831                         $15,896
      8/31/98                     $12,051                         $12,917
      9/30/98                     $13,739                         $14,745
     10/31/98                     $15,286                         $16,418
     11/30/98                     $16,974                         $18,241
     12/31/98                     $19,274                         $20,727
      1/31/99                     $22,085                         $23,766
      2/28/99                     $19,818                         $21,328
      3/31/99                     $21,312                         $22,962
      4/30/99                     $22,053                         $23,775
      5/31/99                     $22,659                         $24,469
      6/30/99                     $25,647                         $27,714
      7/31/99                     $25,480                         $27,548
      8/31/99                     $26,765                         $28,967
      9/30/99                     $26,786                         $29,008
     10/31/99                     $28,342                         $30,717
     11/30/99                     $32,403                         $35,149
     12/31/99                     $41,370                         $44,949
      1/31/00                     $40,290                         $43,978
      2/29/00                     $49,457                         $54,014
      3/31/00                     $49,168                         $53,749
      4/30/00                     $45,993                         $50,331
      5/31/00                     $42,005                         $46,018
      6/30/00                     $46,517                         $50,965
      7/31/00                     $43,375                         $47,540
      8/31/00                     $49,402                         $54,162
      9/30/00                     $43,821                         $48,074
     10/31/00                     $40,947                         $46,493
     11/30/00                     $34,159                         $38,866
     12/31/00                     $34,256                         $38,986
      1/31/01                     $38,565                         $43,939
      2/28/01                     $31,507                         $35,926
      3/31/01                     $27,791                         $31,713
      4/30/01                     $32,294                         $36,876
      5/31/01                     $31,106                         $35,550
      6/30/01                     $30,402                         $34,776
      7/31/01                     $28,786                         $32,966
      8/31/01                     $26,451                         $30,315
      9/30/01                     $21,603                         $24,794
     10/31/01                     $24,987                         $28,712
     11/30/01                     $28,353                         $32,596
     12/31/01                     $28,660                         $32,973
      1/31/02                     $28,492                         $32,808
      2/28/02                     $26,140                         $30,129
      3/31/02                     $28,492                         $32,877
      4/30/02                     $25,160                         $29,056
      5/31/02                     $24,124                         $27,892
      6/30/02                     $21,296                         $24,656
      7/31/02                     $18,790                         $21,775
      8/31/02                     $18,538                         $21,501
      9/30/02                     $15,961                         $18,531
     10/31/02                     $18,636                         $21,620
     11/30/02                     $21,268                         $24,696
     12/31/02                     $18,958                         $22,036
      1/31/03                     $18,762                         $21,835
      2/28/03                     $18,846                         $21,971
      3/31/03                     $18,818                         $21,961
      4/30/03                     $20,484                         $23,929
      5/31/03                     $23,004                         $26,888
      6/30/03                     $23,144                         $27,078
      7/31/03                     $24,404                         $28,584
      8/31/03                     $25,944                         $30,416
      9/30/03                     $25,314                         $29,708
     10/31/03                     $27,302                         $32,054

                          AVERAGE ANNUAL TOTAL RETURN
                                                                   Since
                                                                 Inception
                           1-Year              5-Year             6/10/96
                           ------              ------            ---------
 PSE Tech 100 Index:
   Class A Shares          38.81%              11.10%              14.55%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

*<F3>  June 10, 1996 inception date.
..
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Pacific Exchange Technology Stock Index consists of 100 common stocks of companies in 13 different technology-related industries. It is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Class A shares of the PSE Tech 100 Index Fund completed its fiscal year up 46.51% (at NAV), while the PSE Technology Index, to which it is benchmarked, rose 48.26% over the same period. The 1.75% difference was due to the management and other expenses incurred by the Fund.

  The Fund started its fiscal year with a continued rebound from the cyclical lows realized in early October 2002 as investors began accumulating shares of technology companies in anticipation of an improving economy. However, the recovery in technology stocks stalled in the first quarter of 2003 as investors shifted their focus from economic concerns to the impending war in Iraq. Financial markets reacted to the recent Iraqi conflict in a manner similar to the 1991 Gulf War, with equity prices beginning a strong rally as the fighting actually commenced. The Fund experienced a 45% increase in its NAV from March-end through the end of its fiscal year, registering positive gains in each month, with the exception of September, and finishing strongly in October.

  The Fund's strength was widely reflected across almost all of its represented industries. The larger industry components, software & services and semi-conductors, represent 31.0% and 17.4%, respectively, of the Fund. Semiconductor manufacturers and semiconductor equipment makers led the technology sector higher, with annual returns in excess of 100% for the fiscal year, while companies providing systems and application software averaged annual returns in excess of 50% for the year. The exception to the Fund's overall positive performance was the aerospace and defense industry, comprising approximately 4.8% of the Fund. After providing positive performance to the Fund's fiscal year 2002 returns, the aerospace and defense industry experienced a 13.5% decline in value during 2003 as investors turned their attentions away from the Middle East conflict and focused on the economic recovery at home.

  Many of the dour conditions that have undermined the technology sector over the past two and one-half years are beginning to improve. Corporate spending, particularly for technology-related projects, is on the rise, as executives become more optimistic about the prospects for future economic growth. Corporate profitability has been steadily increasing since the second half of 2002, but companies have fully gleaned the benefits from cost-savings programs and will be compelled to expand capital expenditures in order to maintain productivity to meet the demands of an improving economy.

  However, it is important to keep in mind that although the growth profile of the technology sector exceeds most of the remaining economy; it is cyclical and subject to periods of "boom and bust". Individual stocks comprising the sector generally have high "betas" (1)<F98> and experience exaggerated returns relative to the broader market. The Fund is unique in that it incorporates a price-weighted index methodology and includes technologically driven health care equipment and biotechnology sectors. Together, these industries represent about 20.6% of the Fund's holdings.

  The Fund remains an excellent vehicle to provide investors with a pure, yet company-diversified, exposure to the technology sector. The Fund outperformed the Nasdaq 100 Index, which returned 43.45% for the fiscal year ended October 31, 2003. Investors often use the Nasdaq 100 as a means for gaining exposure to the technology sector, but it should be noted that such index holds many stocks in retailing, materials and other industries that are not typically associated with technology.

(1)<F98> Beta is a measure (number) that describes how sensitive a stock is to movements in the market as a whole. A beta of "1" means a stock's sensitivity to price changes is equal to that of the market overall. Stock of a company with a high beta is more volatile than the market generally.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones US Healthcare 100 Index since the Fund's inception.

                      North Track Dow Jones U.S.           Dow Jones US
        Date          Health Care 100 Plus Fund        Healthcare 100 Index
        ----          -------------------------        -------------------
      4/17/01*<F4>              $9,475                       $10,000
      4/30/01                   $9,655                       $10,211
      5/31/01                   $9,901                       $10,503
      6/30/01                   $9,778                       $10,365
      7/31/01                   $9,996                       $10,613
      8/31/01                   $9,740                       $10,348
      9/30/01                   $9,541                       $10,150
     10/31/01                   $9,674                       $10,299
     11/30/01                  $10,205                       $10,878
     12/31/01                  $10,015                       $10,683
      1/31/02                   $9,702                       $10,360
      2/28/02                   $9,598                       $10,265
      3/31/02                   $9,769                       $10,437
      4/30/02                   $9,219                        $9,856
      5/31/02                   $9,020                        $9,654
      6/30/02                   $8,196                        $8,781
      7/31/02                   $8,035                        $8,607
      8/31/02                   $8,035                        $8,614
      9/30/02                   $7,608                        $8,165
     10/31/02                   $7,912                        $8,505
     11/30/02                   $8,139                        $8,753
     12/31/02                   $7,865                        $8,467
      1/31/03                   $7,894                        $8,503
      2/28/03                   $7,741                        $8,345
      3/31/03                   $7,980                        $8,620
      4/30/03                   $8,323                        $9,008
      5/31/03                   $8,771                        $9,494
      6/30/03                   $9,057                        $9,817
      7/31/03                   $9,190                        $9,975
      8/31/03                   $8,981                        $9,751
      9/30/03                   $9,028                        $9,817
     10/31/03                   $9,200                       $10,016

                          AVERAGE ANNUAL TOTAL RETURN

                                                         Since
                                                       Inception
                                     1-Year             4/17/01
                                     ------            ---------
 Dow Jones U.S. Health Care:
   Class A Shares                    10.18%              -3.23%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

*<F4>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Class A shares of the North Track Dow Jones U.S. Health Care 100 Plus Fund returned 16.28% (at NAV) for the fiscal year ended October 31, 2003. The Fund's benchmark, the Dow Jones US Health Care 100 Index, returned 17.77% for the same period, with the deviation in returns attributable to fund expenses. The Fund is currently being managed to closely reflect the characteristics of its benchmark index.

  While returns for the health care sector were positive for the fiscal year, the sector's performance lagged the broader equity indices, as represented by the S&P 500, which increased 20.79% over the fiscal period. The health care sector typically provides a relatively safe haven during turbulent markets and, had in fact, provided a positive return during the first quarter of 2003, when the broad equity markets had experienced losses due to investor concerns over economic and geopolitical events. However, the health care sector had a more difficult time keeping up with other equity indices from March-end through October 2003.

  At fiscal year-end, approximately 53% of the Fund's investments were positioned in the pharmaceutical industry, which had increased by 9.3% over the fiscal year. A string of earnings and product disappointments at several large drug companies tempered the industry's fiscal year performance.

  Health care equipment is the second largest industry allocation within the Fund, representing about 15.3%. This industry gained 30.4% for the fiscal year, providing relatively favorable returns against the broader market. We are optimistic about this industry as its gross margins can benefit from the improved pricing power associated with the new technologies being developed.

  The third largest industry within the Fund is biotechnology, representing 13.3% of its investments. The biotechnology industry experienced positive results for fiscal year 2003, rising by 42.2%, but the range of returns was broad across the Fund's 29 individual company holdings. Discoveries from the Human Genome project and molecular biology hold promise for providing new products making this industry's future prospects look bright. Biotechnology should benefit from favorable demographic trends. Given the continued innovation and research-intensive nature of this industry, it is difficult to accurately predict the future prospects for any particular company, making the diversified investment approach a prudent strategy for gaining exposure to biotechnology.

  In our opinion, long-term prospects for the health care sector are especially promising, driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. This, in turn, should translate into a profitable outlook for investors in the Fund. We view the current environment as a good opportunity to add or increase exposure to the sector, since fundamentals are sound and valuations are increasingly attractive.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones US Financial 100 Index since the Fund's inception.

                      North Track Dow Jones U.S.           Dow Jones US
        Date           Financial 100 Plus Fund         Financial 100 Index
        ----           -----------------------         -------------------
      4/17/01*<F5>              $9,475                       $10,000
      4/30/01                   $9,769                       $10,336
      5/31/01                  $10,176                       $10,774
      6/30/01                  $10,195                       $10,797
      7/31/01                  $10,034                       $10,645
      8/31/01                   $9,466                       $10,044
      9/30/01                   $8,916                        $9,462
     10/31/01                   $8,708                        $9,246
     11/30/01                   $9,361                        $9,950
     12/31/01                   $9,590                       $10,199
      1/31/02                   $9,456                       $10,070
      2/28/02                   $9,361                        $9,976
      3/31/02                   $9,972                       $10,634
      4/30/02                   $9,743                       $10,401
      5/31/02                   $9,714                       $10,380
      6/30/02                   $9,265                        $9,909
      7/31/02                   $8,559                        $9,166
      8/31/02                   $8,750                        $9,377
      9/30/02                   $7,718                        $8,285
     10/31/02                   $8,387                        $9,013
     11/30/02                   $8,721                        $9,374
     12/31/02                   $8,257                        $8,885
      1/31/03                   $8,112                        $8,738
      2/28/03                   $7,861                        $8,477
      3/31/03                   $7,832                        $8,448
      4/30/03                   $8,750                        $9,459
      5/31/03                   $9,234                        $9,995
      6/30/03                   $9,234                       $10,007
      7/31/03                   $9,640                       $10,458
      8/31/03                   $9,562                       $10,375
      9/30/03                   $9,611                       $10,442
     10/31/03                  $10,287                       $11,185

                          AVERAGE ANNUAL TOTAL RETURN

                                                         Since
                                                       Inception
                                     1-Year             4/17/01
                                     ------            ---------
 Dow Jones U.S. Financial:
   Class A Shares                    16.23%              1.12%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

*<F5>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services sector of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The Fund's total return for the fiscal year ended October 31, 2003 was 22.67% for Class A shares (at NAV), compared to the 24.11% return of its benchmark, the Dow Jones US Financial 100 Index. The deviation in returns was principally attributable to fund expenses. The Fund is currently being managed to replicate the characteristics of its benchmark index.

  The Fund's fiscal year began amidst concern over rising defaults on consumer debt and the bankruptcy of several high-profile telecom companies. The ability of the then sputtering economy to recover was far from certain and the Federal Reserve waffled over the need for further rate cuts before electing, in November 2002, to drop rates by 0.50%. Despite this, the financial sector recovered along with the broader equity markets until early in calendar year 2003, when it became apparent that a war in Iraq was imminent and stock prices slumped. In March, as the fighting commenced, the markets began an advance that continued through the end of the fiscal year. Interest rates lingered near record lows and the yield curve remained very steep by historic standards throughout the fiscal year. In June, the Fed reduced short-term interest rates by another 0.25% to help ensure that the budding economic recovery stayed on course.

  Although every industry segment in the financial sector had positive returns for the fiscal year, results varied widely. Investment banking and brokerage stocks, which comprise 8.99% of the Fund's market value, returned 43.10% in aggregate, buoyed by record bond underwriting activity and a growing flow of commission income as equity investors renewed their interest in stocks. Diversified banks, which make up 20.05% of the portfolio, and include, among others, Bank of America, Bank One, U.S. Bancorp and Wells Fargo, returned 23.70% as a group. Robust mortgage and consumer loan activity, improving credit quality and tightly controlled expenses helped to boost profits and share prices for this group. The same factors contributed to a 31.63% return for Citigroup, the Fund's largest individual holding at 10.00% of the portfolio. Thrifts and mortgage finance companies, which comprise 9.65% of the Fund, returned 17.90% as a group and included the Fund's best performing holding, Countrywide Financial (up 109.90%) as well as one of its worst performers, Freddie Mac (down 7.20%). This segment benefited from another year of strong mortgage origination volume driven by record low interest rates. Within the group, Freddie Mac shares dropped sharply in June when the company announced that it would restate earnings for the past three years. Although the restatement actually increased reported earnings by $5 billion over the period, it revealed that the company had been managing earnings for some time. As a result, top management was ousted and Congress renewed its clamor for tighter oversight. Stocks of companies in the insurance industry comprise 20.58% of the portfolio and returned 11.12% in aggregate. However, results for the group were distorted by poor returns for American International Group, the Fund's second largest individual holding at 6.15%. Its -2.40% return for the year and its representation of over 30% of the Fund's insurance investments offset generally strong returns for the Fund's other insurance holdings, many of which were up from 20% to over 30%, on solid profit growth driven by higher premium income. Insurance premiums show little indication of softening soon, which should bode well for continued profit growth in this segment. Among the Fund's smaller industry groups, asset managers, which represent 4.89% of the Fund's assets, returned 27.20% as a group, as assets under management began to rebound. Consumer finance issues, which make up 6.16% of the portfolio, returned 34.50% in aggregate, based largely on improving charge-off trends. Finally, real estate investment trusts, which comprise 3.31% of Fund assets, returned 28.24% as a group, which we attribute to a generally favorable outlook and the relative attractiveness of the group's dividend yield compared to fixed income investments.

  At the close of the fiscal year, it was increasingly apparent the economy is back on a growth track, which should benefit the near-term profitability of the Fund's holdings. Longer-term, demographics suggest that demand for financial products and services is likely to accelerate as the baby boom generation moves through its peak earnings years into retirement. The Fund remains broadly diversified across the financial sector, and the vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors.

MANAGED GROWTH FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Managed Growth Fund with the Russell Midcap Index since the Fund's inception.

        Date       North Track Managed Growth Fund       Russell Midcap Index
        ----       -------------------------------       --------------------
       1/4/99*<F6>              $9,475                          $10,000
      1/31/99                   $9,361                           $9,983
      2/28/99                   $8,812                           $9,651
      3/31/99                   $8,850                           $9,953
      4/30/99                   $9,172                          $10,688
      5/31/99                   $9,162                          $10,657
      6/30/99                   $9,579                          $11,033
      7/31/99                   $9,295                          $10,730
      8/31/99                   $9,105                          $10,452
      9/30/99                   $9,087                          $10,085
     10/31/99                   $9,522                          $10,563
     11/30/99                  $10,025                          $10,867
     12/31/99                  $10,697                          $11,823
      1/31/00                  $10,034                          $11,432
      2/29/00                  $10,735                          $12,311
      3/31/00                  $11,275                          $13,016
      4/30/00                  $10,669                          $12,400
      5/31/00                  $10,517                          $12,072
      6/30/00                  $10,764                          $12,429
      7/31/00                  $11,181                          $12,290
      8/31/00                  $11,967                          $13,468
      9/30/00                  $12,147                          $13,276
     10/31/00                  $12,564                          $13,071
     11/30/00                  $11,882                          $11,895
     12/31/00                  $12,062                          $12,800
      1/31/01                  $12,242                          $13,006
      2/28/01                  $11,332                          $12,214
      3/31/01                  $10,299                          $11,456
      4/30/01                  $11,247                          $12,436
      5/31/01                  $11,569                          $12,668
      6/30/01                  $11,484                          $12,549
      7/31/01                  $11,379                          $12,190
      8/31/01                  $10,650                          $11,721
      9/30/01                   $9,636                          $10,308
     10/31/01                   $9,996                          $10,716
     11/30/01                  $10,877                          $11,614
     12/31/01                  $11,436                          $12,080
      1/31/02                  $11,569                          $12,008
      2/28/02                  $11,332                          $11,881
      3/31/02                  $11,929                          $12,593
      4/30/02                  $11,740                          $12,349
      5/31/02                  $11,531                          $12,209
      6/30/02                  $10,726                          $11,390
      7/31/02                   $9,939                          $10,278
      8/31/02                  $10,053                          $10,334
      9/30/02                   $9,513                           $9,381
     10/31/02                  $10,044                           $9,855
     11/30/02                  $10,280                          $10,539
     12/31/02                   $9,702                          $10,124
      1/31/03                   $9,342                           $9,919
      2/28/03                   $9,304                           $9,788
      3/31/03                   $9,608                           $9,885
      4/30/03                   $9,958                          $10,603
      5/31/03                  $10,299                          $11,573
      6/30/03                  $10,460                          $11,690
      7/31/03                  $10,953                          $12,075
      8/31/03                  $11,484                          $12,599
      9/30/03                  $11,209                          $12,441
     10/31/03                  $11,986                          $13,391

                          AVERAGE ANNUAL TOTAL RETURN
                                                              Since
                                                            Inception
                                     1-Year                   1/4/99
                                     ------                 ---------
 Managed Growth:
   Class A Shares                    13.07%                   3.83%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

*<F6>  January 4, 1999 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of June, 2003 the average market capitalization was approximately $3.3 billion and the median market capitalization was approximately $2.5 billion. The largest company in the index had an approximate market capitalization of $9.8 billion. The Index does not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Over the fiscal year ended October 31, 2003, the Managed Growth Fund generated a 19.34% return for Class A shares (at NAV), versus 35.88% for the Russell Midcap Index.

  Most of the underperformance occurred during the fourth quarter of 2002, and again in the second quarter of 2003 when we noticed a distinct shift in market preference back to stocks with characteristics similar to those that outperformed in the 1999 speculative market. In this market rebound, high-beta(1)<F99> and lower quality stocks enjoyed a powerful rally after being beaten down during the bear market. On the other hand, low-beta and higher quality stocks, whose earnings and stock prices held up much better during the bear market, did not benefit as much. Our stocks, which tend to be low beta and high quality, followed suit and underperformed during this time period. In contrast to the lagging performance, fundamentals of the companies in the portfolio have been very strong, with most of them reporting earnings at or above quarterly expectations. Our conclusion is that the low interest rate environment has allowed some companies with marginal fundamentals to survive.
As we move beyond the secular decline in inflation and interest rates that we have enjoyed throughout the last two decades and begin a long-term secular uptrend, our expectation is that higher quality companies will again outperform.

  Furthermore, over the bear market, the Fund was able to sidestep the severe losses experienced by other growth managers because of the focus on high quality issues. Going forward, staying the course with high quality appears to be the right tactic in our view given continued high price/earnings ratios in lower quality stocks. Our focus on fast growing, quality companies with low cost production, leading shares in niche markets, and clean balance sheets should provide superior relative returns during the next leg of this cyclical bull market.

(1)<F99> Beta is a measure (number) that describes how sensitive a stock is to movements in the market as a whole. A beta of "1" means a stock's sensitivity to price changes is equal to that of the market overall. Stock of a company with a high beta is more volatile than the market generally.

TAX-EXEMPT FUND

  The graph below compares the change in value of a $10,000 investment in the Tax-Exempt Fund with the Lehman 20-Year Municipal Bond Index for the past 10 fiscal years.

                             North Track                  Lehman 20-Year
        Date               Tax-Exempt Fund             Municipal Bond Index
        ----               ---------------             --------------------
     10/31/93                   $9,650                       $10,000
     11/30/93                   $9,555                        $9,912
     12/31/93                   $9,770                       $10,121
      1/31/94                   $9,893                       $10,249
      2/28/94                   $9,609                        $9,943
      3/31/94                   $9,168                        $9,419
      4/30/94                   $9,249                        $9,496
      5/31/94                   $9,331                        $9,608
      6/30/94                   $9,264                        $9,512
      7/31/94                   $9,453                        $9,730
      8/31/94                   $9,471                        $9,757
      9/30/94                   $9,319                        $9,562
     10/31/94                   $9,112                        $9,310
     11/30/94                   $8,914                        $9,092
     12/31/94                   $9,143                        $9,377
      1/31/95                   $9,459                        $9,744
      2/28/95                   $9,754                       $10,098
      3/31/95                   $9,862                       $10,213
      4/30/95                   $9,870                       $10,211
      5/31/95                  $10,223                       $10,596
      6/30/95                  $10,074                       $10,433
      7/31/95                  $10,127                       $10,487
      8/31/95                  $10,269                       $10,631
      9/30/95                  $10,332                       $10,715
     10/31/95                  $10,510                       $10,943
     11/30/95                  $10,677                       $11,185
     12/31/95                  $10,793                       $11,342
      1/31/96                  $10,845                       $11,400
      2/29/96                  $10,759                       $11,270
      3/31/96                  $10,615                       $11,090
      4/30/96                  $10,575                       $11,046
      5/31/96                  $10,572                       $11,059
      6/30/96                  $10,707                       $11,215
      7/31/96                  $10,784                       $11,325
      8/31/96                  $10,754                       $11,307
      9/30/96                  $10,950                       $11,535
     10/31/96                  $11,064                       $11,673
     11/30/96                  $11,273                       $11,917
     12/31/96                  $11,199                       $11,847
      1/31/97                  $11,182                       $11,835
      2/28/97                  $11,273                       $11,962
      3/31/97                  $11,049                       $11,774
      4/30/97                  $11,176                       $11,905
      5/31/97                  $11,365                       $12,119
      6/30/97                  $11,493                       $12,272
      7/31/97                  $11,929                       $12,684
      8/31/97                  $11,698                       $12,528
      9/30/97                  $11,876                       $12,701
     10/31/97                  $11,954                       $12,794
     11/30/97                  $12,033                       $12,898
     12/31/97                  $12,252                       $13,133
      1/31/98                  $12,370                       $13,280
      2/28/98                  $12,308                       $13,289
      3/31/98                  $12,258                       $13,308
      4/30/98                  $12,154                       $13,240
      5/31/98                  $12,429                       $13,480
      6/30/98                  $12,445                       $13,541
      7/31/98                  $12,445                       $13,569
      8/31/98                  $12,696                       $13,804
      9/30/98                  $12,857                       $13,999
     10/31/98                  $12,751                       $13,954
     11/30/98                  $12,790                       $14,018
     12/31/98                  $12,774                       $14,049
      1/31/99                  $12,927                       $14,199
      2/28/99                  $12,802                       $14,139
      3/31/99                  $12,828                       $14,188
      4/30/99                  $12,841                       $14,226
      5/31/99                  $12,685                       $14,119
      6/30/99                  $12,403                       $13,890
      7/31/99                  $12,387                       $13,907
      8/31/99                  $12,131                       $13,683
      9/30/99                  $12,046                       $13,639
     10/31/99                  $11,762                       $13,357
     11/30/99                  $11,933                       $13,556
     12/31/99                  $11,761                       $13,391
      1/31/00                  $11,630                       $13,297
      2/29/00                  $11,800                       $13,551
      3/31/00                  $12,130                       $13,989
      4/30/00                  $12,025                       $13,856
      5/31/00                  $11,920                       $13,747
      6/30/00                  $12,270                       $14,199
      7/31/00                  $12,475                       $14,443
      8/31/00                  $12,695                       $14,720
      9/30/00                  $12,558                       $14,601
     10/31/00                  $12,735                       $14,802
     11/30/00                  $12,869                       $14,962
     12/31/00                  $13,346                       $15,430
      1/31/01                  $13,403                       $15,509
      2/28/01                  $13,399                       $15,565
      3/31/01                  $13,529                       $15,727
      4/30/01                  $13,267                       $15,497
      5/31/01                  $13,419                       $15,688
      6/30/01                  $13,541                       $15,820
      7/31/01                  $13,787                       $16,100
      8/31/01                  $14,030                       $16,391
      9/30/01                  $13,918                       $16,262
     10/31/01                  $14,131                       $16,478
     11/30/01                  $13,956                       $16,363
     12/31/01                  $13,735                       $16,180
      1/31/02                  $14,012                       $16,470
      2/28/02                  $14,233                       $16,669
      3/31/02                  $13,871                       $16,349
      4/30/02                  $14,161                       $16,650
      5/31/02                  $14,251                       $16,757
      6/30/02                  $14,420                       $16,923
      7/31/02                  $14,637                       $17,157
      8/31/02                  $14,806                       $17,378
      9/30/02                  $15,200                       $17,814
     10/31/02                  $14,893                       $17,481
     11/30/02                  $14,779                       $17,420
     12/31/02                  $15,130                       $17,803
      1/31/03                  $15,027                       $17,769
      2/28/03                  $15,262                       $18,034
      3/31/03                  $15,272                       $18,084
      4/30/03                  $15,396                       $18,247
      5/31/03                  $15,815                       $18,710
      6/30/03                  $15,725                       $18,607
      7/31/03                  $15,077                       $17,863
      8/31/03                  $15,184                       $18,009
      9/30/03                  $15,669                       $18,578
     10/31/03                  $15,562                       $18,504

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
Tax-Exempt:
  Class A                  0.83%               3.33%               4.52%

 - Reflects 3.5% maximum sales charge.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 4,900 issues with maturities ranging from 17 to 22 years. The issues comprising the Index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is "AA." The Index does not reflect any sales charges or other fees and expenses that you would pay if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Class A shares of the Tax-Exempt Fund had a return of 4.49% (at NAV) for the year ended October 31, 2003, compared to the Lehman 20-year Municipal Bond Index which returned 5.87%. The difference in performance between the Fund and its benchmark was primarily due to the Fund's operating expenses.

  The Fund's Morningstar Muni National Long peer group of 94 funds had a total return of 4.95% for the year ended October 31, 2003. The Lehman General Obligation (GO) bond index returned 5.01% over the same period, slightly behind the Lehman Municipal index at 5.11%. Over the same time period, the Lehman Insured bond index returned 5.52% or 41 basis points over the broad municipal market.

  During the last 12 months, trading activity focused on multiple goals, most important of which was the shortening of duration, adjustments to credit risk vs. return, and liquidity management. As of October 31, 2003, approximately 76.4% of the portfolio's holdings carry an outright investment-grade rating of AAA by S&P. The remaining 23.6% are AA rated. Insured bonds/enhanced bonds account for approximately 65.8% of the Fund. The Fund's three largest sectors are utilities (27.52%), educational facilities (26.9%) and municipal general obligations (21.61%). Other holdings include housing, revenue and sales tax revenue bonds. As of October 31, 2003, the Fund was nearly fully invested with 0.78% in cash for liquidity purposes.

  The Fund's duration is approximately 7.3 years at October 31, 2003, down significantly from 8.5 years at the end of the 2002 fiscal year. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. The duration was shortened as a conscious decision given the historically low interest rates. This was accomplished primarily through the addition of variable-rate bond holdings in the fund that should benefit from an increase in short term interest rates. A shorter duration can be more advantageous to the Fund should an environment of rising interest rates occur in the months ahead.

GOVERNMENT FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Government Fund with the Lehman Intermediate Treasury Index and the Merrill Lynch 1-5 Year Treasury Index over the past 10 fiscal years.

                 North Track       Lehman Intermediate      Merrill Lynch 1-5
    Date       Government Fund        Treasury Index       Year Treasury Index
    ----       ---------------        --------------       -------------------
  10/31/93         $9,650                $10,000                  $10,000
  11/30/93         $9,518                 $9,950                   $9,980
  12/31/93         $9,558                 $9,991                  $10,017
   1/31/94         $9,685                $10,090                  $10,100
   2/28/94         $9,453                 $9,949                   $9,996
   3/31/94         $9,202                 $9,726                   $9,900
   4/30/94         $9,115                 $9,664                   $9,843
   5/31/94         $9,106                 $9,671                   $9,856
   6/30/94         $9,078                 $9,673                   $9,875
   7/31/94         $9,227                 $9,799                   $9,979
   8/31/94         $9,248                 $9,827                  $10,012
   9/30/94         $9,098                 $9,746                   $9,959
  10/31/94         $9,650                 $9,749                   $9,971
  11/30/94         $9,586                 $9,704                   $9,917
  12/31/94         $9,599                 $9,735                   $9,944
   1/31/95         $9,764                 $9,893                  $10,098
   2/28/95         $9,990                $10,082                  $10,269
   3/31/95        $10,037                $10,137                  $10,326
   4/30/95        $10,160                $10,254                  $10,432
   5/31/95        $10,518                $10,543                  $10,675
   6/30/95        $10,584                $10,613                  $10,737
   7/31/95        $10,571                $10,617                  $10,764
   8/31/95        $10,683                $10,702                  $10,838
   9/30/95        $10,763                $10,774                  $10,898
  10/31/95        $10,900                $10,895                  $11,004
  11/30/95        $11,049                $11,028                  $11,121
  12/31/95        $11,167                $11,138                  $11,218
   1/31/96        $11,230                $11,234                  $11,319
   2/29/96        $11,056                $11,114                  $11,238
   3/31/96        $10,967                $11,060                  $11,204
   4/30/96        $10,913                $11,028                  $11,192
   5/31/96        $10,882                $11,022                  $11,199
   6/30/96        $11,005                $11,131                  $11,293
   7/31/96        $11,021                $11,164                  $11,333
   8/31/96        $11,003                $11,179                  $11,360
   9/30/96        $11,165                $11,322                  $11,482
  10/31/96        $11,377                $11,508                  $11,638
  11/30/96        $11,565                $11,646                  $11,750
  12/31/96        $11,421                $11,583                  $11,719
   1/31/97        $11,438                $11,626                  $11,771
   2/28/97        $11,454                $11,643                  $11,790
   3/31/97        $11,294                $11,574                  $11,761
   4/30/97        $11,450                $11,704                  $11,873
   5/31/97        $11,531                $11,795                  $11,958
   6/30/97        $11,651                $11,895                  $12,050
   7/31/97        $11,978                $12,117                  $12,224
   8/31/97        $11,839                $12,069                  $12,207
   9/30/97        $12,013                $12,201                  $12,319
  10/31/97        $12,198                $12,344                  $12,432
  11/30/97        $12,213                $12,372                  $12,457
  12/31/97        $12,346                $12,473                  $12,552
   1/31/98        $12,545                $12,640                  $12,699
   2/28/98        $12,480                $12,624                  $12,695
   3/31/98        $12,502                $12,662                  $12,741
   4/30/98        $12,551                $12,722                  $12,800
   5/31/98        $12,655                $12,810                  $12,875
   6/30/98        $12,744                $12,896                  $12,950
   7/31/98        $12,768                $12,946                  $13,006
   8/31/98        $13,107                $13,202                  $13,216
   9/30/98        $13,544                $13,520                  $13,459
  10/31/98        $13,483                $13,547                  $13,515
  11/30/98        $13,434                $13,497                  $13,479
  12/31/98        $13,469                $13,548                  $13,523
   1/31/99        $13,533                $13,608                  $13,586
   2/28/99        $13,242                $13,409                  $13,456
   3/31/99        $13,311                $13,497                  $13,556
   4/30/99        $13,349                $13,535                  $13,597
   5/31/99        $13,172                $13,448                  $13,549
   6/30/99        $13,139                $13,472                  $13,592
   7/31/99        $13,094                $13,484                  $13,620
   8/31/99        $13,093                $13,511                  $13,657
   9/30/99        $13,235                $13,616                  $13,756
  10/31/99        $13,241                $13,634                  $13,784
  11/30/99        $13,208                $13,639                  $13,802
  12/31/99        $13,115                $13,601                  $13,800
   1/31/00        $13,035                $13,564                  $13,773
   2/29/00        $13,146                $13,670                  $13,871
   3/31/00        $13,393                $13,844                  $13,988
   4/30/00        $13,348                $13,834                  $14,008
   5/31/00        $13,380                $13,892                  $14,065
   6/30/00        $13,579                $14,092                  $14,238
   7/31/00        $13,673                $14,186                  $14,329
   8/31/00        $13,860                $14,334                  $14,453
   9/30/00        $13,872                $14,444                  $14,566
  10/31/00        $13,980                $14,539                  $14,650
  11/30/00        $14,256                $14,750                  $14,816
  12/31/00        $14,519                $14,995                  $15,025
   1/31/01        $14,606                $15,172                  $15,212
   2/28/01        $14,766                $15,312                  $15,329
   3/31/01        $14,835                $15,433                  $15,459
   4/30/01        $14,774                $15,371                  $15,459
   5/31/01        $14,807                $15,434                  $15,537
   6/30/01        $14,852                $15,490                  $15,589
   7/31/01        $15,092                $15,770                  $15,811
   8/31/01        $15,204                $15,907                  $15,920
   9/30/01        $15,477                $16,236                  $16,228
  10/31/01        $15,688                $16,483                  $16,416
  11/30/01        $15,502                $16,297                  $16,315
  12/31/01        $15,414                $16,219                  $16,282
   1/31/02        $15,459                $16,274                  $16,327
   2/28/02        $15,574                $16,398                  $16,434
   3/31/02        $15,342                $16,147                  $16,258
   4/30/02        $15,605                $16,436                  $16,485
   5/31/02        $15,691                $16,549                  $16,582
   6/30/02        $15,829                $16,751                  $16,747
   7/31/02        $16,056                $17,086                  $17,019
   8/31/02        $16,186                $17,265                  $17,130
   9/30/02        $16,429                $17,596                  $17,356
  10/31/02        $16,377                $17,564                  $17,373
  11/30/02        $16,256                $17,401                  $17,267
  12/31/02        $16,488                $17,725                  $17,497
   1/31/03        $16,479                $17,674                  $17,472
   2/28/03        $16,586                $17,865                  $17,596
   3/31/03        $16,574                $17,865                  $17,618
   4/30/03        $16,610                $17,901                  $17,655
   5/31/03        $16,697                $18,178                  $17,808
   6/30/03        $16,693                $18,149                  $17,813
   7/31/03        $16,447                $17,752                  $17,601
   8/31/03        $16,425                $17,777                  $17,610
   9/30/03        $16,621                $18,145                  $17,861
  10/31/03        $16,533                $17,967                  $17,747

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
Government:
  Class A                  -2.58%              3.42%               4.53%

 - Reflects 3.5% maximum sales charge.
 - Results for the other share classes can be found on the inside front cover.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Treasury Index is an unmanaged market value weighted index with an average maturity of approximately 3.9 years, consisting of U.S. Treasury securities. The Merrill Lynch 1-5 Year Treasury Index is an unmanaged market value weighted index consisting of U.S. Treasury securities with maturities of 1-5 years. On October 31, 2003 the index consisted of 45 securities with an average maturity of 2.4 years. In 2003 the Fund changed its benchmark to the Merrill Lynch index because its maturities are closer to those of the Fund. The indices do not reflect any sales charges or other fees and expenses that you would incur if you attempted to replicate the indices.

FISCAL YEAR IN REVIEW

  Class A shares of the Government Fund experienced a total return for the fiscal year ended October 31, 2003 of 0.95% (at NAV), while the Merrill Lynch 1-5 Year Treasury Index, the Fund's primary benchmark, had a gross return of 2.15%. The difference in performance between the Fund and its benchmark was primarily due to the Fund's operating expenses.

  As we opened the year the Fund had approximately 40% invested in mortgage pass-through securities with the balance invested in U.S. Treasuries. The mortgage position was added to in order to generate a greater yield. But as the volatility in interest rates increased it became desirable to reduce the Fund's positions in that sector. GNMA CMOs were added to the portfolio to preserve the yield advantage but to reduce the Fund's overall exposure to prepayment risk. From May through July 2003, we saw extreme shifts in interest rates with a swing of more than 100 basis points from the low to the high. It was decided to reduce the mortgage exposure of the Fund to 10%. The duration of the Government Fund was kept neutral versus the benchmark through the middle of July and then shortened to protect the Fund, on the belief that the trend in interest rates will be higher over the next year.

  As we look forward over the next six months, we believe interest rates generally will rise. The Fund's duration in the near-term will remain shorter than the benchmark as we look for an opportunity to re-enter the mortgage market.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 100%

CONSUMER DISCRETIONARY -- 8.0%
          Black & Decker Corporation                     3,013    $    144,052
          Clear Channel Communications, Inc.            24,147         985,681
          Walt Disney Company                           80,750       1,828,180
#<F8>     Eastman Kodak Company                         11,265         275,204
          Ford Motor Co                                 72,820         883,307
#<F8>     General Motors Corporation                    22,029         939,977
          Harrah's Entertainment Inc.                    4,296         186,876
          The Home Depot, Inc.                          90,514       3,355,354
          Limited Brands                                20,772         365,587
          May Department Stores Company                 11,325         316,647
          McDonald's Corporation                        50,230       1,256,252
          Radioshack Corporation                         6,489         194,605
#<F8>     Sears, Roebuck and Co.                        11,071         582,667
*<F7>     Time Warner Inc.                             177,922       2,720,427
*<F7>     Toys "R" Us, Inc.                              8,517         110,721
          Viacom, Inc.                                  69,075       2,754,020
                                                                  ------------
                                                                    16,899,557
                                                                  ------------

CONSUMER STAPLES -- 15.4%
#<F8>     Altria Group, Inc.                            79,884       3,714,606
          Anheuser-Busch Companies, Inc.                32,610       1,606,369
          Avon Products, Inc.                            9,320         633,387
          Campbell Soup Company                         16,258         421,407
          Coca-Cola Company                             96,826       4,492,726
          Colgate-Palmolive Company                     21,193       1,127,256
          Gillette Company                              40,357       1,287,388
          Heinz (H.J.) Company                          13,878         490,310
          PepsiCo, Inc.                                 67,970       3,250,325
          Procter & Gamble Company                      51,072       5,019,867
          Sara Lee Corporation                          31,044         618,707
          Wal-Mart Stores, Inc.                        172,048      10,142,230
                                                                  ------------
                                                                    32,804,578
                                                                  ------------

ENERGY -- 5.4%
          Baker Hughes Incorporated                     13,206         373,201
          Exxon Mobil Corporation                      261,464       9,564,353
#<F8>     Halliburton Company                           17,412         415,799
          Schlumberger Limited                          22,829       1,072,278
                                                                  ------------
                                                                    11,425,631
                                                                  ------------

FINANCIAL SERVICES -- 19.8%
          The Allstate Corporation                      27,803       1,098,219
          American International Group, Inc.           102,750       6,250,283
          American  Express Company                     50,726       2,380,571
          Bank One Corporation                          44,531       1,890,341
#<F8>     Bank of America Corporation                   58,817       4,454,211
          Citigroup Inc.                               202,968       9,620,683
#<F8>     The Goldman Sachs Group, Inc.                 18,634       1,749,733
#<F8>     The Hartford Financial
            Services Group, Inc.                        11,076         608,072
#<F8>     J.P. Morgan Chase & Co.                       80,229       2,880,221
          Lehman Brothers Holdings Inc.                  9,497         683,784
          Merrill Lynch & Co., Inc.                     36,811       2,179,211
          Morgan Stanley                                42,832       2,350,192
          US Bancorp                                    76,253       2,075,607
          Wells Fargo & Company                         66,154       3,725,793
                                                                  ------------
                                                                    41,946,921
                                                                  ------------

HEALTH CARE -- 13.5%
*<F7>     Amgen, Inc.                                   50,805       3,137,717
          Baxter International Inc.                     23,974         637,229
          Bristol-Myers Squibb Company                  76,526       1,941,465
          CIGNA Corporation                              5,510         314,345
          HCA-The Healthcare Company                    19,704         753,678
          Johnson & Johnson                            116,926       5,884,886
*<F7>     MedImmune, Inc.                                9,807         261,455
          Medtronic, Inc.                               47,942       2,184,717
          Merck & Co., Inc.                             88,165       3,901,301
          Pfizer, Inc.                                 306,831       9,695,859
                                                                  ------------
                                                                    28,712,652
                                                                  ------------

INDUSTRIALS -- 10.5%
          3M Co.                                        30,820       2,430,773
          The Boeing Company                            33,142       1,275,635
          Burlington Northern
            Santa Fe Corporation                        14,773         427,531
          Delta Air Lines, Inc.                          4,924          64,110
          FedEx Corporation                             11,700         886,392
          General Dynamics Corporation                   7,714         645,662
          General Electric Company                     393,594      11,418,162
          Honeywell International Inc.                  33,915       1,038,138
          Norfolk Southern Corporation                  15,597         314,280
          Raytheon Company                              16,318         432,101
          Rockwell Automation, Inc.                      7,298         226,603
#<F8>     Tyco International Ltd.                       78,794       1,645,219
#<F8>     United Technologies Corporation               18,423       1,560,244
                                                                  ------------
                                                                    22,364,850
                                                                  ------------

MATERIALS -- 2.5%
#<F8>     Alcoa Inc.                                    33,340       1,052,544
          Allegheny Technologies, Inc.                   3,233          24,732
#<F8>     Boise Cascade Corporation                      2,309          64,768
          Dow Chemical Company                          36,215       1,364,943
#<F8>     International Paper Company                   18,892         743,400
          Weyerhaeuser Company                           8,552         515,087
          DuPont (E.I.) de Nemours
            and Company                                 39,238       1,585,215
                                                                  ------------
                                                                     5,350,689
                                                                  ------------

TECHNOLOGY -- 19.5%
*<F7>     Cisco Systems, Inc.                          276,525       5,801,494
*<F7>#<F8>Computer Sciences Corporation                  7,323         290,137
*<F7>     EMC Corporation                               86,559       1,197,977
          Hewlett-Packard Company                      120,305       2,684,005
          International Business
            Machines Corporation                        68,078       6,091,619
          Intel Corporation                            256,452       8,475,739
          Lucent Technologies, Inc.                    165,847         530,710
          Microsoft Corporation                        425,938      11,138,279
*<F7>     National Semiconductor Corporation             7,223         293,470
*<F7>     Oracle Corporation                           206,517       2,469,943
          Texas Instruments Inc.                        68,193       1,972,142
*<F7>     Unisys Corporation                            13,077         200,863
          Xerox Corporation                             31,022         325,731
                                                                  ------------
                                                                    41,472,109
                                                                  ------------

TELECOMMUNICATIONS -- 3.9%
#<F8>     AT&T Corp.                                    31,059         577,387
*<F7>     Nextel Communications, Inc.                   40,823         987,917
          SBC Communications, Inc.                     131,139       3,144,713
          Verizon Communications                       108,550       3,647,280
                                                                  ------------
                                                                     8,357,297
                                                                  ------------

UTILITIES -- 1.5%
#<F8>     American Electric Power
            Company, Inc.                               15,661         441,484
          El Paso Energy Corporation                    24,011         176,241
          Entergy Corporation                            8,963         483,106
          Exelon Corporation                            12,768         810,130
#<F8>     Southern Company                              28,809         858,508
*<F7>     The AES Corporation                           24,210         211,837
          Williams Companies, Inc.                      20,712         211,262
                                                                  ------------
                                                                     3,192,568
                                                                  ------------
Total Common Stocks
  (Cost $188,973,181)                                              212,526,852
                                                                  ------------

SHORT-TERM INVESTMENTS -- 7.2%

CERTIFICATE OF DEPOSIT -- 0.4%
\<F9>     LaSalle Bank NA Bank Note
            1.07%, due 11-10-03                        794,131         794,131
                                                                  ------------
                                                                       794,131
                                                                  ------------

COMMERCIAL PAPER -- 1.6%
\<F9>     AGA Capital Inc
            1.11%, due 11-06-03                      1,006,165       1,005,916
\<F9>     CountryWide Home Loans CP
            1.081%, due 11-26-03                       397,066         396,744
            1.10%, due 11-03-03                        794,131         794,059
\<F9>     Four Winds Funding, DCP
            1.16%, due 11-03-03                        794,131         794,055
\<F9>     WPS Resources Corp
            1.091%, due 11-25-03                       397,066         396,729
                                                                  ------------
                                                                     3,387,503
                                                                  ------------

MASTER NOTE -- 0.4%
\<F9>     Bear Stearns & Co
            1.213%,  due 11-05-03                      794,131         794,131
                                                                  ------------
                                                                       794,131
                                                                  ------------

FLOATING RATE NOTES -- 0.8%
\<F9>     Bears Stearns Co. Medium Term Note
            1.193%, due 02-03-04                       397,066         397,066
\<F9>     CSFB Bank
            1.12%, due  08-06-04                       397,066         397,394
\<F9>     Washington Mutual Bank FA FCD
            1.18%, due 11-26-03                        794,131         794,131
                                                                  ------------
                                                                     1,588,591
                                                                  ------------

REPURCHASE AGREEMENTS -- 4.0%
\<F9>     Bank of America Sec. LLC
            Triparty Repurchase Agreement
            1.11%, due 11-03-03 collateralized
            by Banc of America Funding
            Corporation, Series 2000-1 Class
            1AIO, due 04-25-33                       2,056,777       2,056,777
\<F9>     Bear Stearns & Co
            Triparty Repurchase Agreement
            1.183%, due 11-03-03
            collateralized by various U.S.
            Government Agency securities,
            due 2013 to 2033                         3,970,657       3,970,657
\<F9>     Lehman Brothers
            Triparty Repurchase Agreement
            1.143%, due 11-03-03
            collateralized by Structured Asset
            Securities Corporation, Private
            Placement, Series 2003-NP2,
            Class A1 due 12-25-32                    2,545,914       2,545,914
                                                                  ------------
                                                                     8,573,348
                                                                  ------------

MONEY MARKET -- 0.0%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                      55,058          55,058
                                                                  ------------
Total Short-Term Investments
  (Cost $15,192,762)                                                15,192,762
                                                                  ------------
TOTAL INVESTMENTS -- 107.2%                                        227,719,614
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (7.1)%                                     (15,137,704)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.1)%                                         (118,150)
                                                                  ------------
NET ASSETS -- 100.0%                                              $212,463,760
                                                                  ------------
                                                                  ------------

*<F7>  Non-income producing
#<F8>  Loaned securities
\<F9>  Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

                                                       NUMBER
                                                     OF SHARES        MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------

COMMON STOCKS -- 99.60%

BIOTECHNOLOGY -- 12.0%
*<F10>       Amgen, Inc.                               139,325    $  8,604,712
#<F12>       Applera Corporation -
               Applied Biosystems Group                139,325       3,215,621
*<F10>#<F12> Biogen, Inc.                              139,325       5,638,483
*<F10>#<F12> Chiron Corporation                        139,325       7,611,325
*<F10>#<F12> Genentech, Inc.                           139,325      11,420,470
*<F10>       Genzyme Corporation -
               General Division                        139,325       6,395,017
*<F10>       MedImmune, Inc.                           139,325       3,714,405
                                                                  ------------
                                                                    46,600,033
                                                                  ------------

COMMERCIAL SERVICES
  & SUPPLIES -- 2.6%
             Automatic Data Processing, Inc.           139,325       5,258,125
#<F12>       First Data Corporation                    139,325       4,973,903
                                                                  ------------
                                                                    10,232,028
                                                                  ------------

COMMUNICATIONS
  EQUIPMENT -- 10.1%
*<F10>#<F12> ADC Telecommunications, Inc.              139,325         355,279
#<F12>       Alcatel ADR                               139,325       1,836,303
*<F10>       CIENA Corporation                         139,325         893,073
#<F12>       Corning Incorporated                      139,325       1,529,789
             Goodrich Corporation                      139,325       3,848,156
             Harris Corporation                        139,325       5,185,677
*<F10>#<F12> JDS Uniphase Corporation                  139,325         494,604
*<F10>#<F12> Juniper Networks, Inc.                    139,325       2,506,457
             Lockheed Martin Corporation               139,325       6,459,107
             Nortel Networks Corporation               139,325         619,996
             QUALCOMM Inc                              139,325       6,617,937
             Raytheon Company                          139,325       3,689,326
             Scientific-Atlanta, Inc.                  139,325       4,124,020
*<F10>#<F12> Tellabs, Inc.                             139,325       1,049,117
                                                                  ------------
                                                                    39,208,841
                                                                  ------------

COMPUTER HARDWARE -- 1.5%
*<F10>       3Com Corporation                          139,325       1,003,140
*<F10>#<F12> Adaptec, Inc.                             139,325       1,185,656
*<F10>       Cisco Systems, Inc.                       139,325       2,923,039
*<F10>       Sun Microsystems, Inc.                    139,325         551,727
                                                                  ------------
                                                                     5,663,562
                                                                  ------------

COMPUTERS
  & PERIPHERALS -- 11.3%
*<F10>       Apple Computer, Inc.                      139,325       3,189,149
*<F10>       Dell Computer Corporation                 139,325       5,032,419
*<F10>       EMC Corporation                           139,325       1,928,258
*<F10>       Gateway, Inc.                             139,325         702,198
             Hewlett-Packard Company                   139,325       3,108,341
+<F11>       International Business
               Machines Corporation                    139,325      12,466,801
*<F10>#<F12> NCR Corporation                           139,325       5,007,340
*<F10>#<F12> Network Appliance, Inc.                   139,325       3,438,541
*<F10>       Quantum Corporation -
               DLT & Storage Systems                   139,325         433,301
*<F10>       Storage Technology Corporation            139,325       3,357,733
*<F10>       VERITAS Software                          139,325       5,036,599
                                                                  ------------
                                                                    43,700,680
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 6.4%
*<F10>#<F12> Agilent Technologies,Inc.                 139,325       3,471,979
             American Power
               Conversion Corporation                  139,325       2,818,545
*<F10>       Coherent, Inc.                            139,325       3,204,475
#<F12>       Millipore Corporation                     139,325       6,109,401
*<F10>#<F12> Solectron Corporation                     139,325         771,860
             Symbol Technologies, Inc.                 139,325       1,740,169
             Tektronix, Inc.                           139,325       3,576,473
*<F10>       Thermo Electron Corporation               139,325       3,062,364
                                                                  ------------
                                                                    24,755,266
                                                                  ------------

HEALTHCARE EQUIPMENT -- 7.5%
#<F12>       Biomet, Inc.                              139,325       4,996,194
*<F10>       Boston Scientific Corporation             139,325       9,435,089
             Medtronic, Inc.                           139,325       6,349,040
*<F10>       St. Jude Medical, Inc.                    139,325       8,103,142
                                                                  ------------
                                                                    28,883,465
                                                                  ------------

INTERNET SOFTWARE
  & SERVICES -- 2.1%
*<F10>       Yahoo!, Inc.                              139,325       6,088,503
*<F10>       Time Warner Inc.                          139,325       2,130,279
                                                                  ------------
                                                                     8,218,782
                                                                  ------------

IT CONSULTING
  & SERVICES -- 3.8%
*<F10>#<F12> Computer Sciences Corporation             139,325       5,520,056
#<F12>       Electronic Data Systems                   139,325       2,988,521
*<F10>       SunGard Data Systems, Inc.                139,325       3,908,066
*<F10>#<F12> Unisys Corporation                        139,325       2,140,032
                                                                  ------------
                                                                    14,556,675
                                                                  ------------

OFFICE ELECTRONICS -- 0.4%
#<F12>       Xerox Corporation                         139,325       1,462,913
                                                                  ------------
                                                                     1,462,913
                                                                  ------------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 20.0%
*<F10>#<F12> Advanced Micro Devices, Inc.              139,325       2,117,740
*<F10>       Analog Devices, Inc.                      139,325       6,176,277
*<F10>       Applied Materials, Inc.                   139,325       3,256,025
*<F10>#<F12> Cypress Semiconductor Corporation         139,325       2,989,914
             Intel Corporation                         139,325       4,604,691
*<F10>#<F12> KLA-Tencor Corporation                    139,325       7,987,502
*<F10>       Kulicke & Soffa Industries, Inc.          139,325       2,045,291
*<F10>#<F12> Lam Research Corporation                  139,325       4,004,201
#<F12>       Linear Technologies                       139,325       5,936,638
*<F10>#<F12> LSI Logic Corporation                     139,325       1,287,363
#<F12>       Maxim Integrated Products, Inc.           139,325       6,925,846
*<F10>#<F12> Micron Technology, Inc.                   139,325       1,997,920
*<F10>#<F12> National Semiconductor  Corporation       139,325       5,660,775
*<F10>       Novellus Systems, Inc.                    139,325       5,752,729
*<F10>       Standard Microsystems Corporation         139,325       4,179,750
*<F10>#<F12> Teradyne, Inc.                            139,325       3,173,824
             Texas Instruments Inc.                    139,325       4,029,279
*<F10>       Vitesse Semiconductors                    139,325         980,848
*<F10>       Xilinx, Inc.                              139,325       4,416,602
                                                                  ------------
                                                                    77,523,215
                                                                  ------------

SOFTWARE -- 19.9%
             Adobe Systems, Inc.                       139,325       6,108,008
#<F12>       Autodesk, Inc.                            139,325       2,682,006
*<F10>#<F12> BEA Systems, Inc.                         139,325       1,936,618
*<F10>       BMC Software, Inc.                        139,325       2,421,468
*<F10>#<F12> Cadence Design Systems, Inc.              139,325       2,144,212
*<F10>#<F12> Check Point Software
               Technologies Ltd.                       139,325       2,367,132
             Computer Associates
               International, Inc.                     139,325       3,276,924
*<F10>       Compuware Corp                            139,325         783,007
*<F10>#<F12> DST System, Inc.                          139,325       5,269,271
*<F10>       Electronic Arts, Inc.                     139,325      13,798,748
*<F10>#<F12> Mentor Graphics Corporation               139,325       2,333,694
             Microsoft Corporation                     139,325       3,643,349
*<F10>#<F12> Network Associates                        139,325       1,940,797
*<F10>       Novell, Inc.                              139,325         817,838
*<F10>       Oracle Corporation                        139,325       1,666,327
*<F10>       PeopleSoft, Inc.                          139,325       2,892,387
#<F12>       SAP AG - ADR                              139,325       5,090,936
*<F10>       Siebel Systems, Inc.                      139,325       1,754,102
*<F10>       Sybase, Inc.                              139,325       2,493,918
*<F10>#<F12> Symantec Corporation                      139,325       9,286,011
*<F10>       Synopsys, Inc.                            139,325       4,419,389
                                                                  ------------
                                                                    77,126,142
                                                                  ------------

WIRELESS TELECOMMUNICATIONS
  SERVICES -- 2.0%
#<F12>       Motorola, Inc.                            139,325       1,885,067
*<F10>#<F12> Nextel Communications, Inc.               139,325       3,371,665
#<F12>       Nokia Corp - ADR                          139,325       2,367,132
                                                                  ------------
                                                                     7,623,864
                                                                  ------------
Total Common Stocks
  (Cost $564,448,470)                                              385,555,466
                                                                  ------------

SHORT-TERM INVESTMENTS -- 35.1%
CERTIFICATE OF DEPOSIT -- 1.8%
\<F13>       LaSalle Bank NA Bank Note
               1.07%, due 11-10-03                   6,926,115       6,926,115
                                                                  ------------
                                                                     6,926,115
                                                                  ------------

COMMERCIAL PAPER -- 7.6%
\<F13>       AGA Capital Inc
               1.11%, due 11-06-03                   8,775,386       8,773,223
\<F13>       CountryWide Home Loans CP
               1.081%, due 11-26-03                  3,463,057       3,460,252
               1.10%, due 11-03-03                   6,926,115       6,925,479
\<F13>       Four Winds Funding, DCP
               1.16%, due 11-03-03                   6,926,115       6,925,444
\<F13>       WPS Resources Corp
               1.091%, due 11-25-03                  3,463,057       3,460,121
                                                                  ------------
                                                                    29,544,519
                                                                  ------------

MASTER NOTE -- 1.8%
\<F13>       Bear Stearns & Co
               1.213%, due 11-05-03                  6,926,115       6,926,115
                                                                  ------------
                                                                     6,926,115
                                                                  ------------

FLOATING RATE NOTES -- 3.6%
\<F13>       Bears Stearns Co.
               Medium Term Note
               1.193%, due 02-03-04                  3,463,057       3,463,057
\<F13>       CSFB Bank
               1.12%, due  08-06-04                  3,463,057       3,465,918
\<F13>       Washington Mutual Bank FA FCD
               1.18%, due 11-26-03                   6,926,115       6,926,115
                                                                  ------------
                                                                    13,855,090
                                                                  ------------

REPURCHASE AGREEMENTS -- 19.3%
\<F13>       Bank of America Sec. LLC
               Triparty Repurchase Agreement
               1.11%, due 11-03-03 collateralized
               by Banc of America Funding
               Corporation, Series 2000-1 Class
               1AIO, due 04-25-33                   17,938,427      17,938,427
\<F13>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 11-03-03
               collateralized by various U.S.
               Government Agency securities,
               due 2013 to 2033                     34,630,573      34,630,573
\<F13>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 11-03-03
               collateralized by Structured Asset
               Securities Corporation, Private
               Placement, Series 2003-NP2,
               Class A1 due 12-25-32                22,204,506      22,204,506
                                                                  ------------
                                                                    74,773,506
                                                                  ------------

MONEY MARKET -- 1.0%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares         3,636,767       3,636,767
                                                                  ------------
Total Short-Term Investments
  (Cost $135,662,112)                                              135,662,112
                                                                  ------------
TOTAL INVESTMENTS -- 134.7%                                        521,217,578
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (34.1)%                                   (132,025,345)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.6)%                                       (2,273,664)
                                                                  ------------
NET ASSETS -- 100.0%                                              $386,918,569
                                                                  ------------
                                                                  ------------

*<F10> Non-income producing
+<F11> Designated as collateral against futures
#<F12> Loaned securities
\<F13> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

                                                       NUMBER
                                                     OF SHARES        MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------

COMMON STOCKS -- 99.8%

ADVANCED MEDICAL
  EQUIPMENT -- 10.9%
             Beckman Coulter, Inc.                       3,290     $   163,348
#<F15>       Biomet, Inc.                               10,593         379,865
             DENTSPLY International, Inc.                3,681         162,663
*<F14>       Edwards Lifesciences Corporation            3,778         109,562
             Guidant Corporation                        11,060         564,171
             Medtronic, Inc.                            30,250       1,378,492
*<F14>       St. Jude Medical, Inc.                      7,092         412,471
#<F15>       Stryker Corporation                         5,344         433,452
             Varian Medical Systems, Inc.                3,442         220,081
*<F14>#<F15> Zimmer Holdings, Inc.                       8,702         555,275
                                                                   -----------
                                                                     4,379,380
                                                                   -----------

BIOTECHNOLOGY -- 18.5%
*<F14>#<F15> Affymetrix, Inc.                            3,917         100,393
*<F14>       Amgen, Inc.                                28,660       1,770,042
*<F14>       Amylin Pharmaceuticals, Inc.                4,715         128,861
#<F15>       Applera Corporation -
               Applied Biosystems Group                  9,972         230,154
*<F14>#<F15> Biogen, Inc.                                6,799         275,155
*<F14>#<F15> Celgene Corporation                         4,210         175,515
*<F14>       Charles River Laboratories
               International, Inc.                       2,897          93,399
*<F14>#<F15> Chiron Corporation                          4,911         268,288
*<F14>       Covance Inc.                                3,962         103,131
*<F14>       Enzon Pharmaceuticals, Inc.                 3,849          42,955
*<F14>#<F15> Genentech, Inc.                             7,418         608,053
*<F14>       Genzyme Corporation -
               General Division                          8,519         391,022
*<F14>#<F15> Gilead Sciences, Inc.                       7,591         414,317
*<F14>#<F15> Human Genome Sciences, Inc.                 7,858         109,305
*<F14>#<F15> ICOS Corporation                            3,227         150,765
*<F14>       IDEC Pharmaceuticals Corporation            7,245         254,517
*<F14>       IDEXX Laboratories, Inc.                    2,165         102,404
             IMS Health Incorporated                    11,120         261,654
*<F14>#<F15> Invitrogen Corporation                      2,659         169,086
*<F14>       Laboratory Corporation
               of America Holdings                       7,130         252,758
*<F14>       MedImmune, Inc.                            10,726         285,955
*<F14>       Millennium Pharmaceuticals, Inc.           13,299         211,720
             Monsanto Company                           11,583         290,154
*<F14>       Neurocrine Biosciences, Inc.                2,307         108,037
*<F14>       Pharmaceutical Product
               Development, Inc.                         3,188          95,863
*<F14>#<F15> Protein Design Labs, Inc.                   6,163          83,077
#<F15>       Quest Diagnostics Incorporated              3,866         261,535
*<F14>       Techne Corporation                          2,655          92,474
*<F14>       Vertex Pharmaceuticals
               Incorporated                              5,481          71,911
                                                                   -----------
                                                                     7,402,500
                                                                   -----------

HEALTH CARE PROVIDERS -- 17.2%
*<F14>       Accredo Health, Incorporated                3,126          99,907
*<F14>       AdvancePCS                                  4,079         209,946
#<F15>       Aetna Inc.                                  6,145         352,784
*<F14>#<F15> Anthem, Inc.                                5,507         376,844
*<F14>#<F15> Apria Healthcare Group Inc.                 3,534         102,486
*<F14>#<F15> Caremark Rx, Inc.                          12,027         301,276
             CIGNA Corporation                           6,168         351,884
*<F14>       Coventry Health Care, Inc.                  2,705         148,099
*<F14>       DaVita, Inc.                                3,833         134,538
*<F14>       Express Scripts, Inc, - Class A             3,160         173,547
*<F14>       First Health Group Corp.                    5,468         133,474
#<F15>       HCA-The Healthcare Company                 15,936         609,552
#<F15>       Health Management
               Associates, Inc. - Class A               11,059         244,957
*<F14>       Health Net Inc.                             5,870         185,433
*<F14>#<F15> Humana Inc.                                 8,562         173,723
*<F14>#<F15> Lincare Holdings Inc.                       5,017         195,362
#<F15>       Manor Care, Inc.                            4,898         163,005
*<F14>#<F15> Medco Health Solutions, Inc.               11,570         384,124
*<F14>       Mid Atlantic Medical Services, Inc.         2,685         156,804
#<F15>       Omnicare, Inc.                              5,183         198,716
             Oxford Health Plans, Inc.                   4,120         166,860
*<F14>       Renal Care Group, Inc.                      3,074         115,306
*<F14>       Tenet Healthcare Corporation               20,020         276,276
*<F14>       Triad Hospitals, Inc.                       4,400         135,212
             UnitedHealth Group Incorporated            17,437         887,195
*<F14>       Universal Health
               Services, Inc. - Class B                  2,799         131,693
*<F14>       Wellpoint Health Networks Inc.              5,683         505,219
                                                                   -----------
                                                                     6,914,222
                                                                   -----------

MEDICAL SUPPLIES -- 11.0%
             Abbott Laboratories                        37,315       1,590,365
             Alcon, Inc.                                 3,805         209,694
*<F14>       Apogent Technologies Inc.                   5,499         120,703
             Bausch & Lomb Incorporated                  2,979         143,469
             Baxter International Inc.                  20,207         537,102
             Becton Dickinson and Company               10,232         374,082
*<F14>       Boston Scientific Corporation               9,892         669,886
             C. R. Bard, Inc.                            2,576         206,209
*<F14>#<F15> Cytyc Corporation                           7,016          90,717
             Hillenbrand Industries, Inc.                3,025         180,078
*<F14>       Patterson Dental Company                    2,938         187,973
*<F14>       STERIS Corporation                          4,439          92,420
                                                                   -----------
                                                                     4,402,698
                                                                   -----------

PHARMACEUTICAL -- 42.2%
             Allergan, Inc.                              5,297         400,559
*<F14>       Andrx Group                                 4,755          94,624
*<F14>       Barr Laboratories, Inc.                     2,789         214,112
             Bristol-Myers Squibb Company               50,122       1,271,595
*<F14>       Cephalon, Inc.                              3,053         143,369
             Eli Lilly and Company                      23,574       1,570,500
*<F14>       Forest Laboratories, Inc                   12,463         623,275
             ICN Pharmaceuticals, Inc.                   5,276         101,880
*<F14>       IVAX Corporation                            8,686         167,292
             Johnson & Johnson                          56,530       2,845,155
*<F14>       King Pharmaceuticals, Inc.                 12,273         164,458
             Medicis Pharmaceutical Corporation          1,711         108,392
             Merck & Company, Inc.                      46,580       2,061,165
             Mylan Laboratories Inc.                    11,501         277,749
*<F14>#<F15> NPS Pharmaceuticals, Inc.                   2,620          68,985
             Pfizer Inc.                               129,086       4,079,118
*<F14>       Pharmaceutical Resources, Inc.              1,900         137,332
             Schering-Plough Corporation                46,562         711,002
*<F14>       Sepracor Inc.                               4,829         128,596
*<F14>       SICOR Inc.                                  5,073         135,956
*<F14>       Watson Pharmaceuticals, Inc.                5,269         206,914
             Wyeth                                      32,583       1,438,214
                                                                   -----------
                                                                    16,950,242
                                                                   -----------
Total Common Stocks
  (Cost $40,622,366)                                                40,049,042
                                                                   -----------

SHORT-TERM INVESTMENTS -- 17.2%

CERTIFICATE OF DEPOSIT -- 0.9%
\<F16>       LaSalle Bank NA Bank Note
               1.07%, due 11-10-03                     359,907         359,907
                                                                   -----------
                                                                       359,907
                                                                   -----------

COMMERCIAL PAPER -- 3.8%
\<F16>       AGA Capital Inc
               1.11%, due 11-06-03                     456,002         455,891
\<F16>       CountryWide Home Loans CP
               1.081%, due 11-26-03                    179,954         179,808
               1.10%, due 11-03-03                     359,907         359,874
\<F16>       Four Winds Funding, DCP
               1.16%, due 11-03-03                     359,907         359,872
\<F16>       WPS Resources Corp
               1.091%, due 11-25-03                    179,954         179,801
                                                                   -----------
                                                                     1,535,246
                                                                   -----------

MASTER NOTE -- 0.9%
\<F16>       Bear Stearns & Co
               1.213%, due 11-05-03                    359,907         359,907
                                                                   -----------
                                                                       359,907
                                                                   -----------

FLOATING RATE NOTES -- 1.8%
\<F16>       Bears Stearns Co.
               Medium Term Note
               1.193%, due 02-03-04                    179,954         179,954
\<F16>       CSFB Bank
               1.12%, due  08-06-04                    179,954         180,102
\<F16>       Washington Mutual Bank FA FCD
               1.18%, due 11-26-03                     359,907         359,907
                                                                   -----------
                                                                       719,963
                                                                   -----------

REPURCHASE AGREEMENTS -- 9.7%
\<F16>       Bank of America Sec LLC
               Triparty Repurchase Agreement
               1.11%, due 11-03-03 collateralized
               by Banc of America Funding
               Corporation, Series 2000-1 Class
               1AIO, due 04-25-33                      932,148         932,148
\<F16>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 11-03-03
               collateralized by various U.S.
               Government Agency securities,
               due 2013 to 2033                      1,799,535       1,799,535
\<F16>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 11-03-03
               collateralized by Structured Asset
               Securities Corporation, Private
               Placement, Series 2003-NP2,
               Class A1 due 12-25-32                 1,153,830       1,153,830
                                                                   -----------
                                                                     3,885,513
                                                                   -----------

MONEY MARKET -- 0.1%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares            57,450          57,450
                                                                   -----------
Total Short-Term Investments
  (Cost $6,917,986)                                                  6,917,986
                                                                   -----------
TOTAL INVESTMENTS -- 117.0%                                         46,967,028
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (17.1)%                                     (6,860,536)
OTHER ASSETS,
  LESS OTHER LIABILITIES -- 0.1%                                        40,303
                                                                   -----------
NET ASSETS -- 100.0%                                               $40,146,795
                                                                   -----------
                                                                   -----------

*<F14> Non-income producing
#<F15> Loaned security
\<F16> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.8%

BANKING -- 37.3%
             AmSouth Bancorporation                      7,305     $   172,544
#<F18>       Bank of America Corporation                22,827       1,728,689
             Bank of New York Company, Inc.             14,149         441,307
             Bank One Corporation                       19,322         820,219
             Banknorth Group, Inc.                       3,587         112,345
             BB&T Corporation                           10,262         396,832
#<F18>       Comerica Incorporated                       3,361         173,024
             Compass Bancshares, Inc.                    2,772         104,726
#<F18>       Fifth Third Bancorp                         8,770         508,309
             First Tennessee National Corporation        2,736         124,105
             FleetBoston Financial Corporation          18,582         750,527
             Huntington Bancshares Incorporated          4,777         103,470
             J.P. Morgan Chase & Co.                    32,893       1,180,859
             KeyCorp                                     8,447         238,628
             M&T Bank Corporation                        1,908         179,161
             Marshall & Ilsley Corporation               4,425         158,503
             Mercantile Bankshares Corporation           1,881          79,698
             National City Corporation                  11,530         376,570
             National Commerce
               Financial Corporation                     4,429         121,665
             North Fork Bancorporation, Inc.             3,274         127,621
#<F18>       Northern Trust Corporation                  4,219         195,973
             PNC Financial Services Group                5,466         292,814
             Popular, Inc.                               2,638         118,710
             Regions Financial Corporation               4,595         168,866
             SouthTrust Corporation                      6,865         218,650
             SunTrust Banks, Inc.                        4,674         313,485
             Synovus Financial Corp.                     5,358         147,881
             TCF Financial Corporation                   1,537          80,201
             U.S. Bancorp                               32,530         885,467
             Union Planters Corporation                  4,171         138,769
             Wachovia Corporation                       22,141       1,015,608
#<F18>       Wells Fargo & Company                      26,608       1,498,563
             Zions Bancorporation                        1,958         120,006
                                                                   -----------
                                                                    13,093,795
                                                                   -----------

DIVERSIFIED FINANCIAL -- 22.1%
             American Express Company                   19,104         896,551
             Capital One Financial Corporation           4,428         269,222
             CIT Group, Inc.                             4,489         150,920
             Citigroup Inc.                             71,485       3,388,389
#<F18>       Countrywide Financial Corporation           2,727         286,662
             Fannie Mae                                 14,564       1,044,093
             Freddie Mac                                12,076         677,826
             John Hancock Financial
               Services, Inc.                            5,870         207,504
             MBNA Corporation                           20,432         505,692
             SLM Corporation                             8,591         336,424
                                                                   -----------
                                                                     7,763,283
                                                                   -----------

INSURANCE FULL-LINE -- 7.2%
             American International Group, Inc.         34,344       2,089,146
#<F18>       Aon Corporation                             5,853         128,181
#<F18>       Hartford Financial
               Services Group, Inc.                      5,435         298,381
                                                                   -----------
                                                                     2,515,708
                                                                   -----------

INSURANCE: LIFE -- 4.1%
#<F18>       AFLAC Inc                                   9,863         359,802
             Jefferson-Pilot Corporation                 3,002         143,315
             Lincoln National Corporation                3,755         149,937
             MetLife, Inc.                               6,550         205,670
*<F17>#<F18> Prudential Financial, Inc.                 10,236         395,519
             Torchmark Corporation                       2,507         110,007
#<F18>       UnumProvident Corporation                   5,938          97,205
                                                                   -----------
                                                                     1,461,455
                                                                   -----------

INSURANCE: PROP/CASUALTY -- 9.3%
             ACE Limited                                 5,651         203,436
             The Allstate Corporation                   12,784         504,968
             Ambac Financial Group, Inc.                 2,249         159,094
#<F18>       The Chubb Corporation                       3,725         248,867
             Cincinnati Financial Corporation            3,027         123,865
             Everest Re Group, Ltd.                      1,222         101,365
             Loews Corporation                           2,708         116,444
             Marsh & McLennan Cos                        9,286         396,977
#<F18>       MBIA, Inc.                                  2,959         176,386
#<F18>       MGIC Investment Corporation                 2,142         109,906
             Old Republic
               International Corporation                 2,539          91,252
#<F18>       The Progressive Corporation                 3,739         275,938
             Radian Group Inc.                           2,048         108,339
             SAFECO Corporation                          3,027         111,091
#<F18>       The St. Paul Companies, Inc.                4,662         177,762
             Travelers Property Casualty
               Corporation - Class A                    10,434         170,074
             XL Capital Ltd. - Class A                   2,752         191,264
                                                                   -----------
                                                                     3,267,028
                                                                   -----------

REAL ESTATE -- 3.4%
             Apartment Investment &
               Management Company - Class A              1,852          75,747
             Archstone Communities Trust                 3,905         104,263
             Avalonbay Communities, Inc.                 1,600          73,072
             Boston Properties, Inc.                     2,150          95,138
             Duke Realty Corporation                     2,862          83,799
             Equity Office Properties Trust              8,040         225,200
             Equity Residential                          5,612         164,151
             Plum Creek Timber Company, Inc.             4,016         105,822
             ProLogis Trust                              3,668         108,353
             Simon Property Group, Inc.                  3,504         157,960
                                                                   -----------
                                                                     1,193,505
                                                                   -----------

SAVINGS & LOAN -- 3.8%
             Charter One Financial, Inc.                 4,716         150,723
             Golden West Financial Corporation           2,586         259,712
             Greenpoint Financial Corp.                  2,678          83,420
             Sovereign Bancorp, Inc.                     6,327         131,665
             Washington Mutual, Inc.                    16,236         710,325
                                                                   -----------
                                                                     1,335,845
                                                                   -----------

INVESTMENT SERVICES -- 12.6%
             A.G. Edwards, Inc.                          1,823          73,831
#<F18>       The Bear Stearns Companies Inc.             2,057         156,846
             The Charles Schwab Corporation             20,108         272,664
             Federated Investors, Inc. - Class B         2,236          61,825
             Franklin Resources, Inc.                    2,995         142,023
#<F18>       The Goldman Sachs Group, Inc.               5,429         509,783
             Janus Capital Group, Inc.                   5,430          76,780
             Legg Mason, Inc.                            1,426         118,715
             Lehman Brothers Holdings Inc.               4,629         333,288
             Mellon Financial Corporation                8,376         250,191
             Merrill Lynch & Co., Inc.                  14,424         853,901
             Morgan Stanley                             16,632         912,598
             Principal Financial Group, Inc.             6,535         204,872
             State Street Corporation                    6,383         334,214
             T. Rowe Price Group Inc.                    2,681         110,323
                                                                   -----------
                                                                     4,411,854
                                                                   -----------
Total Common Stocks
  (Cost $32,631,557)                                                35,042,473
                                                                   -----------

SHORT-TERM INVESTMENTS -- 19.6%

CERTIFICATE OF DEPOSIT -- 1.0%
\<F19>       LaSalle Bank NA Bank Note
               1.07%, due 11-10-03                     359,788         359,788
                                                                   -----------
                                                                       359,788
                                                                   -----------

COMMERCIAL PAPER -- 4.4%
\<F19>       AGA Capital Inc
               1.11%, due 11-06-03                     455,848         455,737
\<F19>       CountryWide Home Loans CP
               1.081%, due 11-26-03                    179,894         179,748
               1.10%, due 11-03-03                     359,788         359,755
\<F19>       Four Winds Funding, DCP
               1.16%, due 11-03-03                     359,788         359,753
\<F19>       WPS Resources Corp
               1.091%, due 11-25-03                    179,894         179,741
                                                                   -----------
                                                                     1,534,734
                                                                   -----------

MASTER NOTE -- 1.0%
\<F19>       Bear Stearns & Co
               1.213%, due 11-05-03                    359,788         359,788
                                                                   -----------
                                                                       359,788
                                                                   -----------

FLOATING RATE NOTES -- 2.0%
\<F19>       Bears Stearns Co.
               Medium Term Note
               1.193%, due 02-03-04                    179,894         179,894
\<F19>       CSFB Bank
               1.12%, due  08-06-04                    179,894         180,042
\<F19>       Washington Mutual Bank FA FCD
               1.18%, due 11-26-03                     359,788         359,788
                                                                   -----------
                                                                       719,724
                                                                   -----------

REPURCHASE AGREEMENTS -- 11.1%
\<F19>       Bank of America Sec LLC
               Triparty Repurchase Agreement
               1.11%, due 11-03-03 collateralized
               by Banc of America Funding
               Corporation, Series 2000-1 Class
               1AIO, due 04-25-33                      931,839         931,839
\<F19>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 11-03-03
               collateralized by various U.S.
               Government Agency securities,
               due 2013 to 2033                      1,798,938       1,798,938
\<F19>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 11-03-03
               collateralized by Structured Asset
               Securities Corporation, Private
               Placement, Series 2003-NP2,
               Class A1 due 12-25-32                 1,153,447       1,153,447
                                                                   -----------
                                                                     3,884,224
                                                                   -----------

MONEY MARKET -- 0.1%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares            37,418          37,418
                                                                   -----------
Total Short-Term Investments
  (Cost $6,895,676)                                                  6,895,676
                                                                   -----------
TOTAL INVESTMENTS -- 119.4%                                         41,938,149
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (19.5)%                                     (6,858,258)
OTHER ASSETS,
  LESS OTHER LIABILITIES -- 0.1%                                        35,446
                                                                   -----------
NET ASSETS -- 100.0%                                               $35,115,337
                                                                   -----------
                                                                   -----------

*<F17> Non-income producing
#<F18> Loaned security
\<F19> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.3%

AUTOS & TRANSPORTATION -- 10.3%
             C.H. Robinson Worldwide, Inc.              28,500     $ 1,116,630
#<F21>       Expeditors International
               of Washington, Inc.                      31,300       1,175,002
#<F21>       Gentex Corporation                         35,900       1,401,895
#<F21>       Harley-Davidson, Inc.                      15,650         741,966
             Southwest Airlines Co.                     50,305         975,917
                                                                   -----------
                                                                     5,411,410
                                                                   -----------

CONSUMER DISCRETIONARY -- 30.5%
*<F20>       Bed Bath & Beyond Inc.                     33,500       1,415,040
*<F20>#<F21> Chico's FAS, Inc.                          27,200       1,021,088
             Cintas Corp                                12,590         537,089
*<F20>       Coach, Inc.                                34,500       1,223,715
*<F20>#<F21> Electronic Arts Inc.                       15,350       1,520,264
#<F21>       Fastenal  Company                          34,040       1,513,759
#<F21>       Fred's, Inc.                               26,250         989,100
*<F20>#<F21> Kohl's Corporation                         14,330         803,483
*<F20>#<F21> O'Reilly Automotive, Inc.                  33,700       1,458,873
*<F20>#<F21> P.F. Chang's China Bistro, Inc.            16,700         813,958
*<F20>#<F21> Panera Bread Company                       21,700         872,991
#<F21>       Ruby Tuesday, Inc.                         48,000       1,312,800
*<F20>#<F21> Starbucks Corporation                      43,100       1,361,960
*<F20>#<F21> Whole Foods Market, Inc.                   20,100       1,190,724
                                                                   -----------
                                                                    16,034,844
                                                                   -----------

CONSUMER NONDURABLES -- 1.3%
             Valspar Corporation                        14,400         686,880
                                                                   -----------
                                                                       686,880
                                                                   -----------

FINANCIAL SERVICES -- 16.4%
             Brown & Brown                              27,690         843,160
#<F21>       Commerce Bancorp, Inc.                     16,000         773,440
             FactSet Research Systems Inc.              27,500       1,200,100
*<F20>       Fair Isaac Corporation                      8,300         529,374
*<F20>#<F21> Fiserv, Inc.                               39,250       1,386,310
             Paychex, Inc.                              24,112         938,439
             SEI Investments Company                    23,000         669,760
*<F20>       SunGard Data Systems, Inc.                 50,430       1,414,562
             TCF Financial Corporation                  17,200         897,496
                                                                   -----------
                                                                     8,652,641
                                                                   -----------

HEALTH CARE -- 19.1%
*<F20>#<F21> First Health Group Corp.                   34,000         829,940
*<F20>#<F21> Forest Laboratories, Inc.                  17,600         880,176
#<F21>       Health Management
               Associates, Inc. - Class A               62,100       1,375,515
*<F20>       IDEXX Laboratories, Inc.                   25,000       1,182,500
*<F20>       MedImmune, Inc.                            15,400         410,564
*<F20>#<F21> Patterson Dental Company                   21,740       1,390,925
*<F20>       Stericycle, Inc.                           20,600         951,308
#<F21>       Stryker Corporation                        17,500       1,419,425
             UnitedHealth Group Incorporated            15,260         776,429
             Varian Medical Systems, Inc.               13,300         850,402
                                                                   -----------
                                                                    10,067,184
                                                                   -----------

OTHER ENERGY -- 4.2%
#<F21>       Apache Corporation                         17,040       1,188,029
*<F20>       BJ Services Company                        30,900       1,013,829
                                                                   -----------
                                                                     2,201,858
                                                                   -----------

PRODUCER DURABLES -- 2.1%
             Donaldson Company, Inc.                    19,900       1,138,678
                                                                   -----------
                                                                     1,138,678
                                                                   -----------

TECHNOLOGY -- 15.4%
             Adobe Systems, Inc.                        26,500       1,161,760
*<F20>       Amdocs Limited                             27,600         592,296
*<F20>       CDW Corporation                            17,500       1,050,875
*<F20>       Citrix Systems, Inc.                       40,500       1,023,840
*<F20>#<F21> Intuit Inc.                                22,200       1,109,556
*<F20>       L-3 Communications Holdings, Inc.          11,500         537,510
#<F21>       Linear Technology Corporation              29,300       1,248,473
*<F20>       Zebra Technologies Corporation             24,150       1,375,343
                                                                   -----------
                                                                     8,099,653
                                                                   -----------
Total Common Stocks
  (Cost $40,007,814)                                                52,293,148
                                                                   -----------

SHORT-TERM INVESTMENTS -- 45.4%

CERTIFICATE OF DEPOSIT -- 2.4%
\<F22>       LaSalle Bank NA Bank Note
               1.07%, due 11-10-03                   1,237,288       1,237,288
                                                                   -----------
                                                                     1,237,288
                                                                   -----------

COMMERCIAL PAPER -- 10.0%
\<F22>       AGA Capital Inc
               1.11%, due 11-06-03                   1,567,646       1,567,258
\<F22>       CountryWide Home Loans CP
               1.081%, due 11-26-03                    618,644         618,143
               1.10%, due 11-03-03                   1,237,288       1,237,175
\<F22>       Four Winds Funding, DCP
               1.16%, due 11-03-03                   1,237,288       1,237,169
\<F22>       WPS Resources Corp
               1.091%, due 11-25-03                    618,644         618,120
                                                                   -----------
                                                                     5,277,865
                                                                   -----------

MASTER NOTE -- 2.4%
\<F22>       Bear Stearns & Co
               1.213%, due 11-05-03                  1,237,288       1,237,288
                                                                   -----------
                                                                     1,237,288
                                                                   -----------

FLOATING RATE NOTES -- 4.7%
\<F22>       Bears Stearns Co. Medium Term Note
               1.193%, due 02-03-04                    618,644         618,644
\<F22>       CSFB Bank
               1.12%, due  08-06-04                    618,644         619,155
\<F22>       Washington Mutual Bank FA FCD
               1.18%, due 11-26-03                   1,237,288       1,237,288
                                                                   -----------
                                                                     2,475,087
                                                                   -----------

REPURCHASE AGREEMENTS -- 25.3%
\<F22>       Bank of America Sec. LLC
               Triparty Repurchase Agreement
               1.11%, due 11-03-03 collateralized
               by Banc of America Funding
               Corporation, Series 2000-1 Class
               1AIO, due 04-25-33                    3,204,540       3,204,540
\<F22>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 11-03-03
               collateralized by various U.S.
               Government Agency securities,
               due 2013 to 2033                      6,186,442       6,186,442
\<F22>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 11-03-03
               collateralized by Structured Asset
               Securities Corporation, Private
               Placement, Series 2003-NP2,
               Class A1 due 12-25-32                 3,966,636       3,966,636
                                                                   -----------
                                                                    13,357,618
                                                                   -----------

MONEY MARKET -- 0.6%
             Highmark Diversified Money Market
               Fund, Fiduciary Shares                  290,484         290,484
                                                                   -----------
Total Short-Term Investments
  (Cost $23,875,630)                                                23,875,630
                                                                   -----------
TOTAL INVESTMENTS -- 144.7%                                         76,168,778
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (44.8)%                                    (23,585,146)
OTHER ASSETS,
  LESS OTHER LIABILITIES -- 0.1%                                        52,437
                                                                   -----------
NET ASSETS -- 100.0%                                               $52,636,069
                                                                   -----------
                                                                   -----------

*<F20> Non-income producing
#<F21> Loaned securities
\<F22> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

    NUMBER                                                                                 S&P       MOODY'S
 OF SHARES                                                                               RATING       RATING        MARKET
OR PAR VALUE                  DESCRIPTION                                              (UNAUDITED) (UNAUDITED)      VALUE
------------                  -----------                                              ----------- -----------      ------

LONG-TERM TAX-EXEMPT SECURITIES -- 95.4%

ALABAMA -- 6.4%
 1,000,000   The Board of Trustees of Alabama Agricultural and Mechanical                  AAA         Aaa        $ 1,069,030
             University Revenue Bonds, Series 1998 5.00%, due 11-01-2016

 1,000,000   City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,           AA-         Aa3          1,105,220
             5.75%, due 01-01-2020

COLORADO -- 3.2%
 1,000,000   City of Westminster, Colorado, Sales and Use Tax Revenue Refunding            AA           NR          1,100,770
             and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.5%
 1,000,000   City of New Haven, Connecticut, General Obligation Bonds Issue                AAA         Aaa          1,176,130
             of 2000, Series B, 5.75%, Prerefunded 11-01-09 at 101

ILLINOIS -- 7.7%
 1,000,000   Public Building Commission of Chicago Building Revenue Bonds,                 AAA         Aaa          1,295,700
             Series A of 1990 (Board of Education of the City of Chicago),
             7.00%, due 01-01-2020

 1,000,000   Community Unit School District Number 116, Lake County, Illinois,             AAA         Aaa          1,317,500
             (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 11.1%
 1,500,000   Indiana State Office Building Commission, Capitol Complex Revenue             AAA         Aaa          1,950,630
             Bonds, Series 1990A, (Senate Avenue Parking Facility),
             7.40%, due 07-01-2015

 1,500,000   The Indianapolis Local Public Improvement Bond Bank,                          AA           NR          1,827,765
             Series 1992D Bonds, 6.75%, due 02-01-2014

MAINE -- 3.1%
 1,000,000   Maine Turnpike Authority Special Obligation Refunding                         AAA         Aaa          1,050,420
             Bonds, Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.5%
 1,000,000   City of Springfield, Massachusetts, General Obligation State Qualified        AAA         Aaa          1,059,580
             Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

 1,000,000   Town of Sterling, Massachusetts General Obligation School                     NR          Aaa          1,138,650
             Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 11.4%
   500,000   City of Detroit, Michigan, General Obligation Unlimited                       AAA         Aaa            544,500
             Tax, Series A-1, 5.375%, due 04-01-2017

 1,000,000   Dexter Community Schools, Counties of Washtenaw and Livingston,               AAA         Aaa          1,099,120
             State of MI, 1998 School Building and Site Bonds, (Unlimited
             Tax General Obligation), 5.10%, due 05-01-2018

 1,000,000   Board of Control of Northern Michigan University, General Revenue             AAA         Aaa          1,044,760
             Bonds, Series 1997,  5.125%, due 12-01-2020

 1,000,000   West Bloomfield, Michigan, School District General                            AAA         Aaa          1,172,060
             Obligation Bond, 5.85%, Prerefunded 05-01-2010 at 100

MINNESOTA -- 3.2%
 1,000,000   Minnesota Public Facilities Authority Water Pollution Control Revenue         AAA         Aaa          1,084,570
             Bonds, Series 2000A, 5.125%, due 03-01-2014

MISSOURI -- 5.1%
 1,000,000   State Environmental Improvement and Energy Resources Authority                NR          Aaa          1,101,420
             (State of MO), Water Pollution Control and Drinking Water
             Revenue Bonds, Series 1999A, 5.25%, due 01-01-2014

   550,000   State Environmental Improvement and Energy Resources Authority                NR          Aaa            619,003
             (State of MO), Water Pollution Control and Drinking Water
             Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015

OKLAHOMA -- 3.5%
 1,000,000   Tulsa Industrial Authority Revenue and Refunding Bonds, (The                  AAA         Aaa          1,202,170
             University of Tulsa) Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA  -- 5.3%
   700,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,               AAA         Aaa            758,324
             5.50%, due 08-01-2014

 1,000,000   Public Auditorium Authority of Pittsburgh and Allegheny County                AAA         Aaa          1,051,210
             (Allegheny County, PA), Hotel Room Excise Tax Revenue Bonds,
             Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 3.0%
 1,000,000   City of Spartanburg, South Carolina, Water System Refunding                   AAA         Aaa          1,039,260
             Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 6.1%
 1,000,000   Harpeth Valley Utilities District of Davidson and Williamson Counties,        AAA         Aaa          1,051,050
             TN, Utilities Improvement Revenue Bonds, Series 1998,
             5.05%, due 09-01-2020

 1,000,000   Shelby County, Tennessee, General Obligation Public Improvement and           AA+         Aa2          1,029,270
             School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 6.4%
 1,000,000   City of San Antonio, Texas, (Bexar County), Water System Revenue and          AA-         Aa3          1,138,110
             Refunding Bonds, Series 1999, 5.75%, due 05-15-2013

 1,000,000   Texas Water Development Board State Revolving Fund Senior Lien                AAA         Aaa          1,035,040
             Revenue Bonds, Program Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.2%
 1,000,000   The City of Seattle, Washington, Water System Revenue Bonds, 1999,            AA          Aa2          1,079,480
             5.25%, due 03-01-2013

WISCONSIN -- 3.5%
 1,000,000   Marinette County, Wisconsin, General Obligation Refunding Bonds,              NR          Aaa          1,177,360
             6.50%, due 09-01-2018

WYOMING -- 3.2%
 1,000,000   The Trustees of the University of Wyoming Facilities Improvement              AAA         Aaa          1,083,890
             and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                      -----------

Total Long-Term Tax-Exempt Securities (Cost $29,973,366)                                                           32,401,992
                                                                                                                  -----------

SHORT TERM INVESTMENTS -- 3.9%

DEMAND NOTE -- 3.2%
   500,000   Modesto, California, Multifamily Housing Revenue, Shadowbrook
             Apartments, Series A, Variable, due 05-15-2031                                                           500,000

   600,000   Pacific Housing & Finance Agency, CA
             Variable, due 02-01-2007                                                                                 600,000
                                                                                                                  -----------
                                                                                                                    1,100,000
                                                                                                                  -----------

MONEY MARKET -- 0.7%
   235,001   AIM Tax-Free Investments Co.- Cash Reserve Portfolio,                                                    235,001
             Private Class                                                                                        -----------
Total Short-Term Investments (Cost $1,335,001)                                                                      1,335,001
                                                                                                                  -----------

TOTAL INVESTMENTS -- 99.3%                                                                                         33,736,993
OTHER ASSETS, LESS OTHER LIABILITIES -- 0.7%                                                                          249,116
                                                                                                                  -----------
NET ASSETS -- 100.00%                                                                                             $33,986,109
                                                                                                                  -----------
                                                                                                                  -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003

          PRINCIPAL                                                                        INTEREST                     MARKET
            AMOUNT           DESCRIPTION                                                     RATE         MATURITY      VALUE
          ---------          -----------                                                   --------       --------      ------

U.S.GOVERNMENT AND AGENCY OBLIGATIONS -- 99.1%

U.S. TREASURY NOTES -- 79.9%
          $  350,000   U.S. Treasury Note                                                  10.375%        11/15/09   $   382,334
             350,000   U.S. Treasury Note                                                   8.750%        11/15/08       350,985
             750,000   U.S. Treasury Note                                                   5.625%        05/15/08       830,420
#<F23>       600,000   U.S. Treasury Note                                                   3.000%        11/15/07       603,094
           2,000,000   U.S. Treasury Note                                                   3.250%        08/15/07     2,035,080
#<F23>       550,000   U.S. Treasury Note                                                   6.625%        05/15/07       623,863
           1,650,000   U.S. Treasury Note                                                   4.375%        05/15/07     1,746,294
#<F23>     1,200,000   U.S. Treasury Note                                                   3.500%        11/15/06     1,238,906
#<F23>     1,100,000   U.S. Treasury Note                                                   2.375%        08/15/06     1,103,782
           1,175,000   U.S. Treasury Note                                                   4.625%        05/15/06     1,247,382
#<F23>     1,400,000   U.S. Treasury Note                                                   2.000%        05/15/06     1,397,048
#<F23>       800,000   U.S. Treasury Note                                                   5.750%        11/15/05       862,126
           1,200,000   U.S. Treasury Note                                                   1.625%        04/30/05     1,201,922
             500,000   U.S. Treasury Note                                                   1.625%        03/31/05       501,094
             750,000   U.S. Treasury Note                                                   1.750%        12/31/04       753,751
             700,000   U.S. Treasury Note                                                   7.875%        11/15/04       747,278
           1,800,000   U.S. Treasury Note                                                   5.875%        11/15/04     1,884,868
           1,700,000   U.S. Treasury Note                                                   2.125%        10/31/04     1,715,142
#<F23>     1,550,000   U.S. Treasury Note                                                   2.250%        07/31/04     1,563,139
             750,000   U.S. Treasury Note                                                   7.250%        05/15/04       774,639
           1,000,000   U.S. Treasury Note                                                   5.875%        02/15/04     1,013,907
             375,000   U.S. Treasury Note                                                   4.750%        02/15/04       379,029
                                                                                                                     -----------
Total U.S. Treasury Notes                                                                                             22,956,083
                                                                                                                     -----------

TREASURY INFLATION PROTECTION SECURITY (TIPS) -- 4.4%
           1,000,000   TIPS                                                                 3.625%        01/15/08     1,269,927
                                                                                                                     -----------
Total TIPS                                                                                                             1,269,927
                                                                                                                     -----------

U.S. GOVERNMENT AGENCY SECURITIES -- 14.8%
Mortgage Securities
Government National Mortgage Association
              85,965   Pool 497338                                                          6.000%        12/15/18        89,152
             765,624   Pool 3385                                                            5.500%        05/20/18       790,906
             340,861   Pool 427544                                                          6.000%        12/15/16       356,651
             286,991   Pool 3088                                                            6.500%        05/20/16       302,940
             127,515   Pool 3077                                                            7.000%        04/02/16       135,864
             168,035   Pool 2871                                                            5.500%        12/20/14       174,387
             420,766   Pool 780852                                                          6.500%        09/15/13       445,591

Collateralized Mortgage Securities
Government National Mortgage Association
             954,420   Series 2003-7, Class ON                                              4.000%        01/16/28       966,010
              80,246   Series 2002-4, Class PQ                                              6.000%        08/16/27        80,337
             388,861   Series 2002-41, Class PH                                             5.750%        02/20/26       389,744

Federal Home Loan Mortgage Corporation
             491,000   PAC Series 20, Class H                                               5.500%        10/25/23       512,640
                                                                                                                     -----------
Total Agency Obligations                                                                                               4,244,222
                                                                                                                     -----------
Total U.S. Government and Agency Obligations (Cost $28,184,860)                                                       28,470,232
                                                                                                                     -----------

SHORT-TERM INVESTMENTS -- 15.8%
CERTIFICATE OF DEPOSIT -- 0.8%
\<F24>       238,189   LaSalle Bank NA Bank Note, 1.07%, due 11-10-03                                                    238,189
                                                                                                                     -----------
                                                                                                                         238,189
                                                                                                                     -----------

COMMERCIAL PAPER -- 3.5%
\<F24>       301,787   AGA Capital Inc, 1.11%, due 11-06-03                                                              301,711
                       CountryWide Home Loans CP
\<F24>       119,094     1.081%, due 11-26-03                                                                            118,998
\<F24>       238,189     1.10%, due 11-03-03                                                                             238,167
\<F24>       238,189   Four Winds Funding, DCP, 1.16%, due 11-03-03                                                      238,166
\<F24>       119,094   WPS Resources Corp, 1.091%, due 11-25-03                                                          118,994
                                                                                                                     -----------
                                                                                                                       1,016,036
                                                                                                                     -----------

MASTER NOTE -- 0.8%
\<F24>       238,189   Bear Stearns & Co, 1.213%, due 11-05-03                                                           238,189
                                                                                                                     -----------
                                                                                                                         238,189
                                                                                                                     -----------

FLOATING RATE NOTES -- 1.7%
\<F24>       119,094   Bears Stearns Co. Medium Term Note, 1.193%, due 02-03-04                                          119,094
\<F24>       119,094   CSFB Bank, 1.12%, due 08-06-04                                                                    119,193
\<F24>       238,189   Washington Mutual Bank FA FCD, 1.18%, due 11-26-03                                                238,189
                                                                                                                     -----------
                                                                                                                         476,476
                                                                                                                     -----------

REPURCHASE AGREEMENTS -- 9.0%
\<F24>       616,902   Bank of America Sec. LLC Triparty Repurchase Agreement
                         1.11%, due 11-03-03 collateralized by Banc of America Funding Corporation,
                         Series 2000-1 Class 1AIO, due 04-25-33                                                          616,902
\<F24>     1,190,945   Bear Stearns & Co Triparty Repurchase Agreement
                         1.183%, due 11-03-03 collateralized by various U.S. Government
                         Agency securities, due 2013 to 2033                                                           1,190,945
\<F24>       763,613   Lehman Brothers Triparty Repurchase Agreement
                         1.143%, due 11-03-03 collateralized by Structured Asset Securities
                         Corporation, Private Placement, Series 2003-NP2, Class A1 due 12-25-32                          763,613
                                                                                                                     -----------
                                                                                                                       2,571,460
                                                                                                                     -----------

MONEY MARKET -- 0.0%
                 671   Highmark 100% Treasury Money Market Fund Fiduciary Shares                                             671
                                                                                                                     -----------
Total Short-Term Investments (Cost $4,541,021)                                                                         4,541,021
                                                                                                                     -----------
TOTAL INVESTMENTS -- 114.9%                                                                                           33,011,253
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (15.8)%                                                                (4,540,350)
OTHER ASSETS, LESS OTHER LIABILITIES -- 0.9%                                                                             257,476
                                                                                                                     -----------
NET ASSETS -- 100.0%                                                                                                 $28,728,379
                                                                                                                     -----------
                                                                                                                     -----------

#<F23>  Loaned securities
\<F24>  Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS          INDEX        100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                     -------     ------------  -----------    ---------      -------     ----------    ----------
ASSETS:
Investments:
   Cost basis
     of investments               $204,165,943   $700,110,582   $47,540,352  $39,527,233   $63,883,444   $31,308,367   $32,725,881
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Long-term investments
     in securities at value       $212,526,852   $385,555,466   $40,049,042  $35,042,473   $52,293,148   $32,401,992   $28,470,232
   Short-term
     investments                    15,192,762    135,662,112     6,917,986    6,895,676    23,875,630     1,335,001     4,541,021
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total investments
         (See Schedule of
         Investments)              227,719,614    521,217,578    46,967,028   41,938,149    76,168,778    33,736,993    33,011,253
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Receivables:
   Capital shares sold                 230,071      1,353,020       271,490      227,918       274,391        13,984        30,866
   Dividends and interest              341,645         69,141        23,078       61,218         6,822       513,258       367,964
   Due from advisor                         --             --         8,537       10,164            --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total receivables               571,716      1,422,161       303,105      299,300       281,213       527,242       398,830
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Other assets                            18,614         31,820         8,031        2,557         4,225         2,990         2,711
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Total assets                   $228,309,944   $522,671,559   $47,278,164  $42,240,006   $76,454,216   $34,267,225   $33,412,794
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2003

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS          INDEX        100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                     -------     ------------  -----------    ---------      -------     ----------    ----------
LIABILITIES:
Payables:
   Capital shares redeemed        $    322,832   $    541,680   $    30,994  $    50,289   $    36,623   $   168,397   $    71,452
   Distributions
     to shareholders                        --             --            --           --            --        32,254         7,601
   Management fees                      70,026         96,348        18,025       15,541        32,013        17,124        14,488
   Broker service fees                  70,443        131,225        16,405       13,694        18,561         7,281         7,370
   Distribution fees                    12,781         25,763         4,043        3,264         3,851            --           602
   Other accrued expenses              232,398        411,028        35,339       33,157        29,680        56,060        42,552
   Collateral on securities
     loaned at market value         15,137,704    132,025,345     6,860,536    6,858,258    23,585,146            --     4,540,350
   Investments purchased                    --      2,517,341       166,027      150,466       112,273            --            --
   Margin variation                         --          4,260            --           --            --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total liabilities            15,846,184    135,752,990     7,131,369    7,124,669    23,818,147       281,116     4,684,415
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Capital stock                      193,350,329    580,123,096    40,874,743   32,880,407    45,521,617    34,719,606    30,670,424
Undistributed net
  investment income (loss)           1,053,615             --            --      114,532            --         9,017       (19,670)
Accumulated net
  realized losses
  on investments                    (5,493,855)   (14,309,043)     (154,624)    (290,518)   (5,170,882)   (3,171,140)   (2,207,747)
Net unrealized
  appreciation (depreciation)
  on investments                    23,553,671   (178,895,484)     (573,324)   2,410,916    12,285,334     2,428,626       285,372
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total net assets            212,463,760    386,918,569    40,146,795   35,115,337    52,636,069    33,986,109    28,728,379
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total liabilities and
         net assets               $228,309,944   $522,671,559   $47,278,164  $42,240,006   $76,454,216   $34,267,225   $33,412,794
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE
Class A
   Net Asset Value                $151,907,964   $261,928,983   $20,605,713  $18,993,928   $33,805,396   $33,986,109   $25,909,611
   Shares Outstanding                5,137,029     13,434,414     2,136,009    1,785,675     2,672,795     3,624,025     2,731,604
   Redemption Price               $      29.57   $      19.50   $      9.65  $     10.64   $     12.65   $      9.38   $      9.49
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
   Offering Price                 $      31.21   $      20.58   $     10.18  $     11.23   $     13.35   $      9.72   $      9.83
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Class B
   Net Asset Value                $ 50,175,916   $102,869,863   $11,497,998  $ 9,148,921   $14,252,658            --   $   194,187
   Shares Outstanding                1,740,285      5,511,588     1,213,985      865,144     1,165,397            --        20,471
   Offering and
     Redemption Price             $      28.83   $      18.66   $      9.47  $     10.58   $     12.23            --   $      9.49
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Class C
   Net Asset Value                $ 10,379,880   $ 22,119,723   $ 8,043,084  $ 6,972,488   $ 4,578,015            --   $ 2,624,581
   Shares Outstanding                  357,933      1,164,180       848,541      661,001       369,999            --       276,370
   Offering and
     Redemption Price             $      29.00   $      19.00   $      9.48  $     10.55   $     12.37            --   $      9.50
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS          INDEX        100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                     -------     ------------  -----------    ---------      -------     ----------    ----------
INVESTMENT INCOME:
Dividends                          $ 3,864,431   $    912,267    $  333,951   $  633,097    $  136,095    $       --    $       --
Interest                                10,528          9,649           968          707         2,258     1,608,478     1,097,203
Security lending income                 17,799        137,011         6,126        4,040        19,693            --        16,579
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
   Total investment
     income                          3,892,758      1,058,927       341,045      637,844       158,046     1,608,478     1,113,782
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------

EXPENSES:
Investment advisory fees               804,204        975,414       168,234      139,662       306,077       209,330       189,290
Custodian fees                          26,820         37,343         6,666        4,126         3,872         5,475         5,475
Transfer agent fees                    443,160      1,035,423       113,550       86,551        77,208        38,358        41,452
Accounting fees                         92,530        102,856        28,292       25,696        33,735        30,444        28,774
Distribution and
  shareholder servicing fees
   Class A                             366,418        503,593        37,961       34,918        64,040        87,026        72,188
   Class B                             464,485        816,209        94,905       69,308       118,590            --         2,695
   Class C                              89,055        143,980        59,828       45,626        33,963            --        23,473
Professional fees                       46,926         52,360        20,632       20,394        18,777        14,675        15,679
Registration                            44,061         50,293        32,803       32,803        31,708        15,854        15,470
Communication                           60,471        105,809        23,063       16,746        12,720         2,513         5,148
Director fees                           38,915         53,258         8,273        5,962         5,958         6,849         6,259
Pricing of investments                   7,776          7,776         7,776        7,776         5,824         4,995         5,713
Administration fees                    201,203        300,408        30,588       25,392        40,811        34,888        31,547
Other expense                           52,862         67,316        19,329       19,379         5,451         4,671         4,623
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
       Total expenses                2,738,886      4,252,038       651,900      534,339       758,734       455,078       447,786
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
Less advisor
  reimbursement                             --             --      (162,320)    (137,973)           --            --            --
Less broker reimbursement                   --        (25,681)           --           --            --            --            --
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
       Net expenses                  2,738,886      4,226,357       489,580      396,366       758,734       455,078       447,786
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
NET INVESTMENT
  INCOME (LOSS)                      1,153,872     (3,167,430)     (148,535)     241,478      (600,688)    1,153,400       665,996
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                        22,663    (10,863,647)     (103,519)    (230,956)   (1,639,287)      123,271       361,663
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)
  ON INVESTMENTS                    28,740,767    130,557,465     4,675,058    5,570,156    10,221,130       282,031      (772,117)
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
       Net gains (losses)
         on investments             28,763,430    119,693,818     4,571,539    5,339,200     8,581,843       405,302      (410,454)
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                  $29,917,302   $116,526,388    $4,423,004   $5,580,678    $7,981,155    $1,558,702    $  255,542
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------
                                   -----------   ------------    ----------   ----------    ----------    ----------    ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS          INDEX        100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                     -------     ------------  -----------    ---------      -------     ----------    ----------
OPERATIONS:
Net investment
  income(loss)                    $  1,153,872   $ (3,167,430)  $  (148,535) $   241,478   $  (600,688)  $ 1,153,400   $   665,996
Net realized gains (losses)
  on investments                        22,663    (10,863,647)     (103,519)    (230,956)   (1,639,287)      123,271       361,663
Net unrealized appreciation
  (depreciation)
  on investments                    28,740,767    130,557,465     4,675,058    5,570,156    10,221,130       282,031      (772,117)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations            29,917,302    116,526,388     4,423,004    5,580,678     7,981,155     1,558,702       255,542
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income
   Class A                            (743,662)            --            --     (146,827)           --    (1,161,199)     (735,700)
   Class B                                  --             --            --      (33,238)           --            --        (3,775)
   Class C                                  --             --            --      (21,862)           --            --       (38,937)
Net realized gains
  on Investments
   Class A                                  --             --       (51,960)          --            --            --            --
   Class B                                  --             --       (35,764)          --            --            --            --
   Class C                                  --             --       (20,385)          --            --            --            --
Return of capital
   Class A                                  --             --       (24,193)          --            --            --            --
   Class B                                  --             --       (16,653)          --            --            --            --
   Class C                                  --             --        (9,492)          --            --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total distributions            (743,662)            --      (158,447)    (201,927)           --    (1,161,199)     (778,412)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                     31,858,034    100,300,125    16,190,955   14,051,381    16,467,117     2,534,791     9,426,491
Net asset value of shares
  issued in distributions              684,069             --       152,826      196,347            --       769,586       579,369
Cost of shares redeemed            (46,271,594)   (84,880,114)   (5,139,201)  (5,895,034)   (7,835,964)   (4,900,764)  (13,205,228)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions              (13,729,491)    15,420,011    11,204,580    8,352,694     8,631,153    (1,596,387)   (3,199,368)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total increase
         (decrease)                 15,444,149    131,946,399    15,469,137   13,731,445    16,612,308    (1,198,884)   (3,722,238)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Balance at beginning
  of period                        197,019,611    254,972,170    24,677,658   21,383,892    36,023,761    35,184,993    32,450,617
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Balance at end of period          $212,463,760   $386,918,569   $40,146,795  $35,115,337   $52,636,069   $33,986,109   $28,728,379
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                DOW JONES     DOW JONES
                                                                   U.S.          U.S.
                                     S&P 100     PSE TECH 100  HEALTH CARE    FINANCIAL      MANAGED
                                      PLUS          INDEX        100 PLUS      100 PLUS      GROWTH      TAX-EXEMPT    GOVERNMENT
                                     -------     ------------  -----------    ---------      -------     ----------    ----------
OPERATIONS:
Net investment
  income (loss)                   $    643,405   $ (3,983,038)  $  (106,451) $   121,665   $  (455,396)  $ 1,287,885   $ 1,088,737
Net realized gains
  (losses) on investments           (2,262,490)    (2,186,985)      172,531      (78,280)   (2,023,131)      165,828       577,500
Net unrealized appreciation
  (depreciation)
  on investments                   (37,116,677)   (96,001,581)   (5,225,844)  (2,348,927)    1,072,769       362,051      (437,153)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets resulting
         from operations           (38,735,762)  (102,171,604)   (5,159,764)  (2,305,542)   (1,405,758)    1,815,764     1,229,084
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income:
   Class A                                  --             --            --      (38,427)           --    (1,283,399)   (1,088,245)
   Class B                                  --             --            --       (2,183)           --            --            --
   Class C                                  --             --            --       (5,051)           --            --       (26,251)
Net realized gains
  on investments:
   Class A                                  --     (3,669,599)           --       (7,612)           --            --            --
   Class B                                  --     (1,805,203)           --       (4,253)           --            --            --
   Class C                                  --       (163,657)           --       (2,285)           --            --            --
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total distributions                  --     (5,638,459)           --      (59,811)           --   ( 1,283,399)  ( 1,114,496)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                     58,568,260    114,595,450    21,870,107   20,353,584    19,631,795     3,184,591     7,754,559
Net asset value of shares
  issued in distributions                   --      5,229,429            --       57,197            --       827,700       778,303
Cost of shares redeemed            (56,785,031)  (121,915,837)   (4,246,165)  (4,074,704)   (4,979,190)   (5,853,803)   (9,164,629)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions                1,783,229     (2,090,958)   17,623,942   16,336,077    14,652,605    (1,841,512)     (631,767)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
       Total increase
         (decrease)                (36,952,533)  (109,901,021)   12,464,178   13,970,724    13,246,847    (1,309,147)     (517,179)
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

NET ASSETS:
Balance at beginning
  of period                        233,972,144    364,873,191    12,213,480    7,413,168    22,776,914    36,494,140    32,967,796
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
Balance at end of period          $197,019,611   $254,972,170   $24,677,658  $21,383,892   $36,023,761   $35,184,993   $32,450,617
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------
                                  ------------   ------------   -----------  -----------   -----------   -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                     S&P 100 PLUS FUND -- CLASS A
                                          ------------------------------------------------------------------------------------
                                                          For the years ended                      For the ten      For the
                                                              October 31,                          months ended    year ended
                                          ---------------------------------------------------      October 31,    December 31,
                                           2003           2002           2001           2000           1999           1998
                                          ------         ------         ------         ------      ------------   ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD      $25.59         $30.78         $43.32         $41.49         $34.90         $27.04

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                     .22            .15            .06            .07            .10            .20
   Net realized and unrealized
     gains (losses) on investments          3.89          (5.34)        (11.91)          2.31           6.57           8.51
                                          ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS         4.11          (5.19)        (11.85)          2.38           6.67           8.71
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income     (.13)            --             --           (.06)          (.08)          (.20)
   Distributions from net realized
     capital gains on investments             --             --           (.69)          (.49)            --           (.59)
   Distributions in excess  of
    net realized capital gains                --             --             --             --             --           (.06)
                                          ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                      (.13)            --           (.69)          (.55)          (.08)          (.85)
                                          ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD            $29.57         $25.59         $30.78         $43.32         $41.49         $34.90
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F26>                       16.14%       (16.86)%       (27.75)%          5.73%         19.13%++<F28>  32.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $151,908       $142,765       $170,879       $246,017       $214,358       $160,190
Ratio of net expenses
  to average net assets                    1.16%          1.11%          1.06%           .86%+<F27>     .80%*<F25>     .94%+<F27>
Ratio of net investment income
  to average net assets                     .78%           .49%           .16%           .16%+<F27>     .30%*<F25>     .60%+<F27>
Portfolio turnover rate                    5.99%         16.13%         20.68%          7.01%          4.90%++<F28>  10.20%

 *<F25>   Annualized.
**<F26> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F27> Reflects a voluntary reimbursement of fund expenses of .05% in 2000 and .07% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .91% in 2000 and 1.01% in 1998, and the ratio of net investment income to average net assets would have been .11% in 2000 and .53% in 1998.
++<F28>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                     S&P 100 PLUS FUND -- CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                                     For the
                                                                                                                   period from
                                                                                                                  July 27, 1998
                                                          For the years ended                      For the ten    (commencement
                                                              October 31,                         months ended  of operations) to
                                          ---------------------------------------------------      October 31,     December 31,
                                           2003           2002           2001           2000           1999           1998
                                          ------         ------         ------         ------     ------------  -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD      $25.01         $30.31         $42.90         $41.35         $34.91         $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)              --            (.08)          (.21)          (.18)          (.13)           .01
   Net realized and unrealized
     gains (losses) on investments          3.82          (5.22)        (11.77)          2.22           6.57           2.43
                                          ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS         3.82          (5.30)        (11.98)          2.04           6.44           2.44
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income       --             --             --             --             --           (.01)
   Distributions from net realized
     capital gains on investments             --             --           (.61)          (.49)            --           (.59)
   Distributions in excess  of
     net realized capital gains               --             --             --             --             --           (.06)
                                          ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                        --             --           (.61)          (.49)            --           (.66)
                                          ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD            $28.83         $25.01         $30.31         $42.90         $41.35         $34.91
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F30>                       15.27%       (17.49)%       (28.29)%          4.94%         18.45%++<F32>   7.40%++<F32>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                  $50,176        $46,464        $55,255        $68,697        $37,160         $6,123
Ratio of net expenses to
  average net assets                       1.90%          1.86%          1.82%          1.58%+<F31>    1.50%*<F29>    1.34%*+
                                                                                                                       <F29><F31>
Ratio of net investment income (loss)
  to average net assets                     .04%         (.27)%         (.60)%         (.58)%+<F31>   (.40)%*<F29>       --*+
                                                                                                                       <F29><F31>
Portfolio turnover rate                    5.99%         16.13%         20.68%          7.01%          4.90%++<F32>  10.20%++<F32>

 *<F29>   Annualized.
**<F30> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F31> Reflects a voluntary reimbursement of fund expenses of .06% in 2000 and .03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.64% in 2000 and 1.37% in 1998, and the ratio of net investment loss to average net assets would have been (.64)% in 2000.
++<F32>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               S&P 100 PLUS FUND -- CLASS C
                                                         -------------------------------------------------------------------------
                                                                 For the years ended
                                                                     October 31,                   For the period from May 8, 2000
                                                         ------------------------------------        (commencement of operations)
                                                          2003           2002           2001           through October 31, 2000
                                                         ------         ------         ------      -------------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $25.15         $30.48         $43.19                   $43.69

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             .02           (.07)          (.14)                    (.07)
   Net realized and unrealized
     gains (losses) on investments                         3.83          (5.26)        (11.88)                    (.43)
                                                         ------         ------         ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                        3.85          (5.33)        (12.02)                    (.50)
                                                         ------         ------         ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --             --             --                       --
   Distributions from net realized
     capital gains on investments                            --             --           (.69)                      --
   Distributions in excess of
     net realized capital gains                              --             --             --                       --
                                                         ------         ------         ------                   ------
   TOTAL DISTRIBUTIONS                                       --             --           (.69)                      --
                                                         ------         ------         ------                   ------
NET ASSET VALUE, END OF PERIOD                           $29.00         $25.15         $30.48                   $43.19
                                                         ------         ------         ------                   ------
                                                         ------         ------         ------                   ------

TOTAL RETURN**<F34>                                      15.31%       (17.49)%       (28.24)%                  (3.40)%++<F36>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $10,380         $7,790         $7,838                   $3,259
Ratio of net expenses to average net assets               1.90%          1.86%          1.83%                    1.63%*<F33>+<F35>
Ratio of net investment income (loss)
  to average net assets                                    .03%         (.27)%         (.62)%                   (.69)%*<F33>+<F35>
Portfolio turnover rate                                   5.99%         16.13%         20.68%                    7.01%++<F36>

 *<F33>   Annualized.
**<F34> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F35> Reflects a voluntary reimbursement of fund expenses of .14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2000, and the ratio of net investment loss to average net assets would have been (.83)% in 2000.
++<F36>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                  PSE TECH 100 INDEX FUND -- CLASS A
                                          ------------------------------------------------------------------------------------
                                                          For the years ended                      For the ten      For the
                                                              October 31,                          months ended    year ended
                                          ---------------------------------------------------      October 31,    December 31,
                                           2003           2002           2001           2000           1999           1998
                                          ------         ------         ------         ------      ------------   ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD      $13.31         $18.09         $36.76         $27.13         $18.45         $12.39

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)             (.12)          (.16)          (.20)          (.18)          (.08)           .01
   Net realized and unrealized
     gains (losses) on investments          6.31          (4.35)        (11.79)         11.79           8.76           6.68
                                          ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS         6.19          (4.51)        (11.99)         11.61           8.68           6.69
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income       --             --             --             --             --           (.01)
   Distributions from net realized
     capital gains on investments             --           (.27)         (6.68)         (1.98)            --           (.60)
   Distributions in excess of
     net realized capital gains               --             --             --             --             --           (.02)
                                          ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                        --           (.27)         (6.68)         (1.98)            --           (.63)
                                          ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD            $19.50         $13.31         $18.09         $36.76         $27.13         $18.45
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F38>                       46.51%       (25.42)%       (39.98)%         44.47%         47.05%++<F40>  53.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $261,929       $171,525       $238,221       $408,040       $169,247        $72,724
Ratio of net expenses to
  average net assets                       1.18%#<F41>    1.15%#<F41>    1.08%           .71%+<F39>     .70%*+         .60%+<F39>
                                                                                                        <F37><F39>
Ratio of net investment income
  (loss) to average net assets            (.83)%#<F41>   (.87)%#<F41>   (.87)%         (.52)%+<F39>   (.40)%*+           --+<F39>
                                                                                                        <F37><F39>
Portfolio turnover rate                   12.19%         22.25%         22.37%         40.21%         33.00%++<F40>  25.40%

 *<F37>   Annualized.
**<F38> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F39> Reflects a voluntary reimbursement of fund expenses of .09% in 2000, .13% in 1999 and .50% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been .80% in 2000, .83% in 1999 and 1.10% in 1998, and the ratio of net investment loss to average net assets would have been (.61)% in 2000 and (.53)% in 1999.
++<F40>   Not annualized.
 #<F41>   Does not reflect broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                    PSE TECH 100 INDEX FUND -- CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                                     For the
                                                                                                                   period from
                                                                                                                  July 27, 1998
                                                          For the years ended                     For the ten     (commencement
                                                              October 31,                         months ended  of operations) to
                                          ---------------------------------------------------     October 31,      December 31,
                                           2003           2002           2001           2000          1999             1998
                                          ------         ------         ------         ------     ------------  -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD      $12.83         $17.59         $36.15         $26.90        $18.39           $14.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)             (.23)          (.31)          (.37)          (.39)         (.22)             .01
   Net realized and unrealized
     gains (losses) on investments          6.06          (4.18)        (11.51)         11.56          8.73             4.07
                                          ------         ------         ------         ------        ------           ------
   TOTAL FROM INVESTMENT OPERATIONS         5.83          (4.49)        (11.88)         11.17          8.51             4.08
                                          ------         ------         ------         ------        ------           ------

LESS DISTRIBUTIONS:
   Dividends from net investment income       --             --             --             --            --             (.01)
   Distributions from net realized
     capital gains on investments             --           (.27)         (6.68)         (1.98)           --             (.60)
   Distributions in excess
     of net realized capital gains            --             --             --             --            --             (.02)
                                          ------         ------         ------         ------        ------           ------
   TOTAL DISTRIBUTIONS                        --           (.27)         (6.68)         (1.98)           --             (.63)
                                          ------         ------         ------         ------        ------           ------
NET ASSET VALUE, END OF PERIOD            $18.66         $12.83         $17.59         $36.15        $26.90           $18.39
                                          ------         ------         ------         ------        ------           ------
                                          ------         ------         ------         ------        ------           ------

TOTAL RETURN**<F43>                       45.44%       (26.04)%       (39.41)%         43.38%        46.28%++<F45>    27.21%++<F45>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $102,870        $72,692       $116,467       $205,213       $60,038           $6,559
Ratio of net expenses to
  average net assets                       1.93%#<F46>    1.89%#<F46>    1.83%          1.42%+<F44>   1.40%*+          1.20%*+
                                                                                                       <F42><F44>       <F42><F44>
Ratio of net investment income (loss)
  to average net assets                  (1.57)%#<F46>  (1.62)%#<F46>  (1.63)%        (1.23)%+<F44> (1.10)%*+             --*+
                                                                                                       <F42><F44>       <F42><F44>
Portfolio turnover rate                   12.19%         22.25%         22.37%         40.21%        33.00%++<F45>    25.40%++<F45>

 *<F42>   Annualized.
**<F43> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F44> Reflects a voluntary reimbursement of fund expenses of .10% in 2000, .13% in 1999 and .30% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.52% in 2000, 1.53% in 1999, and 1.50% in 1998, and the ratio of net investment loss to average net assets would have been (1.33)% in 2000 in (1.23)% in 1999.
++<F45>   Not annualized.
 #<F46>   Does not reflect broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            PSE TECH 100 INDEX FUND -- CLASS C
                                                         -------------------------------------------------------------------------
                                                                 For the years ended
                                                                      October 31,                  For the period from May 8, 2000
                                                         ------------------------------------        (commencement of operations)
                                                          2003           2002           2001           through October 31, 2000
                                                         ------         ------         ------      -------------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.07         $17.90         $36.66                   $38.33

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                     (.19)          (.24)          (.31)                    (.12)
   Net realized and unrealized
     gains (losses) on investments                         6.12          (4.32)        (11.77)                   (1.55)
                                                         ------         ------         ------                   ------
   TOTAL FROM INVESTMENT OPERATIONS                        5.93          (4.56)        (12.08)                   (1.67)
                                                         ------         ------         ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                      --             --             --                       --
   Distributions from net realized
     capital gains on investments                            --           (.27)         (6.68)                      --
   Distributions in excess of
     net realized capital gains                              --             --             --                       --
                                                         ------         ------         ------                   ------
   TOTAL DISTRIBUTIONS                                       --           (.27)         (6.68)                      --
                                                         ------         ------         ------                   ------
NET ASSET VALUE, END OF PERIOD                           $19.00         $13.07         $17.90                   $36.66
                                                         ------         ------         ------                   ------
                                                         ------         ------         ------                   ------

TOTAL RETURN**<F48>                                      45.37%       (25.98)%       (39.41)%                  (7.07)%++<F50>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $22,120        $10,756        $10,185                  $11,423
Ratio of net expenses to average net assets               1.92%#<F51>    1.90%#<F51>    1.84%                    1.48%*<F47>+<F49>
Ratio of net investment loss to average net assets      (1.57)%#<F51>  (1.63)%#<F51>  (1.63)%                  (1.29)%*<F47>+<F49>
Portfolio turnover rate                                  12.19%         22.25%         22.37%                   40.21%++<F50>

 *<F47>   Annualized.
**<F48> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F49> Reflects a voluntary reimbursement of fund expenses of .24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.72% in 2000, and the ratio of net investment loss to average net assets would have been (1.86)% in 2000.
++<F50>   Not annualized.
 #<F51>   Does not reflect broker reimbursement of .01%.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              DOW JONES U.S. HEALTH CARE
                                                                               100 PLUS FUND -- CLASS A
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.35         $10.21              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.01)          (.01)               (.01)
   Net realized and unrealized gains (losses) on investments         1.36          (1.85)                .22
                                                                    -----         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.35          (1.86)                .21
                                                                    -----         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --             --                  --
   Distributions from net realized capital gains on investments      (.04)            --                  --
   Distributions in excess of net realized capital gains             (.01)            --                  --
                                                                    -----         ------              ------
   TOTAL DISTRIBUTIONS                                               (.05)            --                  --
                                                                    -----         ------              ------
NET ASSET VALUE, END OF PERIOD                                      $9.65         $ 8.35              $10.21
                                                                    -----         ------              ------
                                                                    -----         ------              ------

TOTAL RETURN**<F53>                                                16.28%       (18.22)%               2.10%++<F55>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $20,606        $11,931              $6,894
Ratio of net expenses to average net assets                         1.22%+<F54>    1.15%+<F54>         1.15%*<F52>+<F54>
Ratio of net investment loss to average net assets                 (.11)%+<F54>   (.13)%+<F54>        (.37)%*<F52>+<F54>
Portfolio turnover rate                                            28.02%         29.17%              13.49%++<F55>

 *<F52>   Annualized.
**<F53> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F54> Reflects a contractual reimbursement of fund expenses of .53% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.01% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.75% in 2003, 1.92% in 2002 and 3.16% in 2001, and the ratio of net investment loss to average net assets would have been (.64)% in 2003, (.90)% in 2002 and (2.38)% in 2001.
++<F55>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              DOW JONES U.S. HEALTH CARE
                                                                               100 PLUS FUND -- CLASS B
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.26         $10.17              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.07)          (.06)               (.03)
   Net realized and unrealized gains (losses) on investments         1.33          (1.85)                .20
                                                                    -----         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.26          (1.91)                .17
                                                                    -----         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --             --                  --
   Distributions from net realized capital gains on investments      (.04)            --                  --
   Distributions in excess of net realized capital gains             (.01)            --                  --
                                                                    -----         ------              ------
   TOTAL DISTRIBUTIONS                                               (.05)            --                  --
                                                                    -----         ------              ------
NET ASSET VALUE, END OF PERIOD                                      $9.47         $ 8.26              $10.17
                                                                    -----         ------              ------
                                                                    -----         ------              ------

TOTAL RETURN**<F57>                                                15.37%       (18.78)%               1.70%++<F59>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $11,498         $8,106              $3,595
Ratio of net expenses to average net assets                         1.97%+<F58>    1.90%+<F58>         1.90%*<F56>+<F58>
Ratio of net investment loss to average net assets                 (.84)%+<F58>   (.88)%+<F58>       (1.13)%*<F56>+<F58>
Portfolio turnover rate                                            28.02%         29.17%              13.49%++<F59>

 *<F56>   Annualized.
**<F57> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F58> Reflects a contractual reimbursement of fund expenses of .54% in 2003 and 0.77% in 2002, and contractual reimbursement of 1.85% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.51% in 2003, 2.67% in 2002 and 3.75% in 2001, and the ratio of net investment loss to average net assets would have been (1.38)% in 2003, (1.65)% in 2002 and (2.98)% in 2001.
++<F59>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              DOW JONES U.S. HEALTH CARE
                                                                               100 PLUS FUND -- CLASS C
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.27         $10.18              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                               (.06)          (.05)               (.04)
   Net realized and unrealized gains (losses) on investments         1.32          (1.86)                .22
                                                                    -----         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.26          (1.91)                .18
                                                                    -----         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                --             --                  --
   Distributions from net realized capital gains on investments      (.04)            --                  --
   Distributions in excess of net realized capital gains             (.01)            --                  --
                                                                    -----         ------              ------
   TOTAL DISTRIBUTIONS                                               (.05)            --                  --
                                                                    -----         ------              ------
NET ASSET VALUE, END OF PERIOD                                      $9.48         $ 8.27              $10.18
                                                                    -----         ------              ------
                                                                    -----         ------              ------

TOTAL RETURN**<F61>                                                15.35%       (18.76)%               1.80%++<F63>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $8,043         $4,640              $1,724
Ratio of net expenses to average net assets                         1.97%+<F62>    1.90%+<F62>         1.90%*<F60>+<F62>
Ratio of net investment loss to average net assets                 (.86)%+<F62>   (.88)%+<F62>       (1.10)%*<F60>+<F62>
Portfolio turnover rate                                            28.02%         29.17%              13.49%++<F63>

 *<F60>   Annualized.
**<F61> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F62> Reflects a contractual reimbursement of fund expenses of .53% in 2003 and 0.77% in 2002, and contractual reimbursement of 2.02% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.50% in 2003, 2.67% in 2002 and 3.92% in 2001, and the ratio of net investment loss to average net assets would have been (1.39)% in 2003, (1.65)% in 2002 and (3.12)% in 2001.
++<F63>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               DOW JONES U.S. FINANCIAL
                                                                               100 PLUS FUND -- CLASS A
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 8.78         $ 9.19              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              .10            .09                 .02
   Net realized and unrealized gains (losses) on investments         1.87           (.42)               (.83)
                                                                   ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.97           (.33)               (.81)
                                                                   ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                              (.11)          (.07)                 --
   Distributions from net realized capital gains on investments        --           (.01)                 --
   Distributions in excess of net realized capital gains               --             --                  --
                                                                   ------         ------              ------
   TOTAL DISTRIBUTIONS                                               (.11)          (.08)                 --
                                                                   ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                     $10.64         $ 8.78              $ 9.19
                                                                   ------         ------              ------
                                                                   ------         ------              ------

TOTAL RETURN**<F65>                                                22.67%        (3.69)%             (8.10)%++<F67>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $18,994        $11,601              $4,394
Ratio of net expenses to average net assets                         1.22%+<F66>    1.15%+<F66>         1.15%*<F64>+<F66>
Ratio of net investment income to average net assets                1.29%+<F66>    1.04%+<F66>          .77%*<F64>
Portfolio turnover rate                                            16.87%         22.25%               8.84%++<F67>

 *<F64>   Annualized.
**<F65> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F66> Reflects a contractual reimbursement of fund expenses of .54% in 2003, .84% in 2002 and 3.08% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 1.76% in 2003, 1.99% in 2002 and 4.23% in 2001, and the ratio of net investment income (loss) to average net assets would have been .75% in 2003, .20% in 2002 and (2.31)% in 2001.
++<F67>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               DOW JONES U.S. FINANCIAL
                                                                               100 PLUS FUND -- CLASS B
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 8.74         $ 9.16              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              .04            .01                  --
   Net realized and unrealized gains (losses) on investments         1.85           (.41)               (.84)
                                                                   ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.89           (.40)               (.84)
                                                                   ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                              (.05)          (.01)                 --
   Distributions from net realized capital gains on investments        --           (.01)                 --
   Distributions in excess of net realized capital gains               --             --                  --
                                                                   ------         ------              ------
   TOTAL DISTRIBUTIONS                                               (.05)          (.02)                 --
                                                                   ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                     $10.58         $ 8.74              $ 9.16
                                                                   ------         ------              ------
                                                                   ------         ------              ------

TOTAL RETURN**<F69>                                                21.72%        (4.39)%             (8.40)%++<F71>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $9,149         $6,049              $1,897
Ratio of net expenses to average net assets                         1.97%+<F70>    1.90%+<F70>         1.90%*<F68>+<F70>
Ratio of net investment income to average net assets                 .54%+<F70>     .29%+<F70>          .04%*<F68>
Portfolio turnover rate                                            16.87%         22.25%               8.84%++<F71>

 *<F68>   Annualized.
**<F69> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F70> Reflects a contractual reimbursement of fund expenses of .55% in 2003, .83% in 2002 and 2.70% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2003, 2.73% in 2002 and 4.60% in 2001, and the ratio of net investment loss to average net assets would have been (.01)% in 2003, (.54)% in 2002 and (2.66)% in 2001.
++<F71>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                               DOW JONES U.S. FINANCIAL
                                                                               100 PLUS FUND -- CLASS C
                                                                   -----------------------------------------------
                                                                                               For the period from
                                                                    For the years ended           April 17, 2001
                                                                        October 31,              (commencement of
                                                                   ---------------------       operations) through
                                                                    2003           2002          October 31, 2001
                                                                   ------         ------       -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 8.72         $ 9.16              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              .04            .02                  --
   Net realized and unrealized gains (losses) on investments         1.84           (.42)               (.84)
                                                                   ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                                  1.88           (.40)               (.84)
                                                                   ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                              (.05)          (.03)                 --
   Distributions from net realized capital gains on investments        --           (.01)                 --
   Distributions in excess of net realized capital gains               --             --                  --
                                                                   ------         ------              ------
   TOTAL DISTRIBUTIONS                                               (.05)          (.04)                 --
                                                                   ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                     $10.55         $ 8.72              $ 9.16
                                                                   ------         ------              ------
                                                                   ------         ------              ------

TOTAL RETURN**<F73>                                                21.69%        (4.39)%             (8.40)%++<F75>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $6,972         $3,734              $1,121
Ratio of net expenses to average net assets                         1.97%+<F74>    1.90%+<F74>         1.89%*<F72>+<F74>
Ratio of net investment income to average net assets                 .54%+<F74>     .30%+<F74>          .03%*<F72>
Portfolio turnover rate                                            16.87%         22.25%               8.84%++<F75>

 *<F72>   Annualized.
**<F73> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F74> Reflects a contractual reimbursement of fund expenses of .54% in 2003, .83% in 2002 and 3.03% in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2003, 2.73% in 2002 and 4.92% in 2001, and the ratio of net investment income (loss) to average net assets would have been .00% in 2003, (.53)% in 2002 and (3.00)% in 2001.
++<F75>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           MANAGED GROWTH FUND -- CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                                              For the period from
                                                                    For the years ended                         January 4, 1999
                                                                        October 31,                              (commencement
                                                   ----------------------------------------------------        of operations) to
                                                     2003           2002           2001           2000          October 31, 1999
                                                    ------         ------         ------         ------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $10.60         $10.55         $13.26         $10.05              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                (.11)          (.11)          (.12)          (.09)               (.01)
   Net realized and unrealized
     gains (losses) on investments                    2.16            .16          (2.59)          3.30                 .06
                                                    ------         ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                   2.05            .05          (2.71)          3.21                 .05
                                                    ------         ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --             --             --             --                  --
   Distributions from net realized
     capital gains on investments                       --             --             --             --                  --
   Distributions in excess of
     net realized capital gains                         --             --             --             --                  --
                                                    ------         ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                                  --             --             --             --                  --
                                                    ------         ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                      $12.65         $10.60         $10.55         $13.26              $10.05
                                                    ------         ------         ------         ------              ------
                                                    ------         ------         ------         ------              ------

TOTAL RETURN**<F77>                                 19.34%           .47%       (20.44)%         31.94%                .50%++<F79>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)    $33,805        $22,497        $15,341        $12,457              $5,913
Ratio of net expenses to average net assets          1.57%          1.56%          1.58%+<F78>    1.28%+<F78>          .60%*+
                                                                                                                       <F76><F78>
Ratio of net investment loss
  to average net assets                            (1.19)%        (1.23)%        (1.27)%+<F78>   (.95)%+<F78>        (.10)%*+
                                                                                                                       <F76><F78>
Portfolio turnover rate                             30.07%         18.71%         24.32%         38.67%              27.50%++<F79>

 *<F76>   Annualized.
**<F77> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F78> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .45% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.77% in 2001, 1.73% in 2000, and 2.90% in 1999, and the ratio of net investment loss to average net assets would have been (1.46)% in 2001, (1.40)% in 2000 and (2.40)% in 1999.
++<F79>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           MANAGED GROWTH FUND -- CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                              For the period from
                                                                    For the years ended                         January 4, 1999
                                                                        October 31,                              (commencement
                                                    ---------------------------------------------------        of operations) to
                                                     2003           2002           2001           2000          October 31, 1999
                                                    ------         ------         ------         ------         ----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $10.33         $10.36         $13.11         $10.01              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                (.20)          (.17)          (.18)          (.17)               (.07)
   Net realized and unrealized
     gains (losses) on investments                    2.10            .14          (2.57)          3.27                 .08
                                                    ------         ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                   1.90           (.03)         (2.75)          3.10                 .01
                                                    ------         ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                 --             --             --             --                  --
   Distributions from net realized
     capital gains on investments                       --             --             --             --                  --
   Distributions in excess of
     net realized capital gains                         --             --             --             --                  --
                                                    ------         ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                                  --             --             --             --                  --
                                                    ------         ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                      $12.23         $10.33         $10.36         $13.11              $10.01
                                                    ------         ------         ------         ------              ------
                                                    ------         ------         ------         ------              ------

TOTAL RETURN**<F81>                                 18.39%         (.29)%       (20.98)%         30.97%                .10%++<F83>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)    $14,253        $10,821         $6,347         $4,519              $1,701
Ratio of net expenses to average net assets          2.33%          2.31%          2.33%+<F82>    1.99%+<F82>         1.20%*+
                                                                                                                       <F80><F82>
Ratio of net investment loss
  to average net assets                            (1.94)%        (1.97)%        (2.02)%+<F82>  (1.68)%+<F82>        (.80)%*+
                                                                                                                       <F80><F82>
Portfolio turnover rate                             30.07%         18.71%         24.32%         38.67%              27.50%++<F83>

 *<F80>   Annualized.
**<F81> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F82> Reflects a voluntary reimbursement of fund expenses of .19% in 2001, .44% in 2000 and 2.30% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.52% in 2001, 2.43% in 2000, and 3.50% in 1999, and the ratio of net investment loss to average net assets would have been (2.21)% in 2001, (2.12)% in 2000 and (3.10)% in 1999.
++<F83>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              MANAGED GROWTH FUND -- CLASS C
                                                               -------------------------------------------------------------
                                                                                                         For the period from
                                                                       For the years ended                   May 8, 2000
                                                                           October 31,                     (commencement of
                                                               -----------------------------------       operations) through
                                                               2003           2002           2001          October 31, 2000
                                                              ------         ------         ------        ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.45         $10.48         $13.22              $10.30

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (.18)          (.15)          (.14)               (.04)
   Net realized and unrealized
     gains (losses) on investments                              2.10            .12          (2.60)               2.96
                                                              ------         ------         ------              ------
   TOTAL FROM INVESTMENT OPERATIONS                             1.92           (.03)         (2.74)               2.92
                                                              ------         ------         ------              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                           --             --             --                  --
   Distributions from net realized
     capital gains on investments                                 --             --             --                  --
   Distributions in excess of net realized capital gains          --             --             --                  --
                                                              ------         ------         ------              ------
   TOTAL DISTRIBUTIONS                                            --             --             --                  --
                                                              ------         ------         ------              ------
NET ASSET VALUE, END OF PERIOD                                $12.37         $10.45         $10.48              $13.22
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

TOTAL RETURN**<F85>                                           18.37%         (.29)%       (20.73)%              22.07%++<F87>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)               $4,578         $2,706         $1,089                $173
Ratio of net expenses to average net assets                    2.33%          2.30%          2.33%+<F86>         1.99%*<F84>+<F86>
Ratio of net investment loss to average net assets           (1.94)%        (1.96)%        (2.02)%+<F86>       (1.70)%*<F84>+<F86>
Portfolio turnover rate                                       30.07%         18.71%         24.32%              38.67%++<F87>

 *<F84>   Annualized.
**<F85> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F86> Reflects a voluntary reimbursement of fund expenses of .20% in 2001 and .59% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.53% in 2001 and 2.58% in 2000, and the ratio of net investment loss to average net assets would have been (2.22)% in 2001 and (2.29)% in 2000.
++<F87>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            TAX-EXEMPT FUND -- CLASS A
                                               ------------------------------------------------------------------------------------
                                                               For the years ended                      For the ten      For the
                                                                   October 31,                          months ended    year ended
                                               ---------------------------------------------------      October 31,    December 31,
                                                2003           2002           2001           2000           1999           1998
                                               ------         ------         ------         ------      -----------    ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.28         $ 9.13         $ 8.55         $ 8.23         $ 9.24         $ 9.52

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          .31            .33            .34            .34            .29            .37
   Net realized and unrealized gains
     (losses) on investments                      .10            .15            .58            .32          (1.01)           .03
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS               .41            .48            .92            .66           (.72)           .40
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income          (.31)          (.33)          (.34)          (.34)          (.29)          (.37)
   Distributions from net realized capital
     gains (losses) on investments                 --             --             --             --             --           (.31)
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                           (.31)          (.33)          (.34)          (.34)          (.29)          (.68)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 9.38         $ 9.28         $ 9.13         $ 8.55         $ 8.23         $ 9.24
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F89>                             4.49%          5.39%         10.96%          8.27%        (7.76)%++<F91>   4.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $33,986        $35,185        $36,494        $37,427        $42,954        $54,914
Ratio of net expenses
  to average net assets                         1.30%          1.26%          1.24%          1.32%+<F90>    1.20%*<F88>    1.10%
Ratio of net investment income
  to average net assets                         3.31%          3.65%          3.88%          4.18%+<F90>    4.00%*<F88>    3.90%
Portfolio turnover rate                         3.92%         16.89%          6.28%         57.52%         39.10%++<F91> 236.70%

 *<F88>   Annualized.
**<F89> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F90> Reflects a voluntary reimbursement of fund expenses of .03% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.35% in 2000, and the ratio of net investment income to average net assets would have been 4.15% in 2000.
++<F91>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            GOVERNMENT FUND -- CLASS A
                                                -----------------------------------------------------------------------------------
                                                               For the years ended                      For the ten      For the
                                                                   October 31,                          months ended    year ended
                                                --------------------------------------------------      October 31,    December 31,
                                                2003           2002           2001           2000           1999           1998
                                               ------         ------         ------         ------      -----------    ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.64         $ 9.58         $ 8.89         $ 8.92         $ 9.55         $ 9.28

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          .20            .34            .46            .51            .47            .55
   Net realized and unrealized gains
     (losses) on investments                     (.11)           .07            .61           (.03)          (.63)           .27
                                               ------         ------         ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS               .09            .41           1.07            .48           (.16)           .82
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income          (.24)          (.35)          (.38)          (.51)          (.47)          (.55)
   Distributions from net realized capital
     gains on investments                          --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                           (.24)          (.35)          (.38)          (.51)          (.47)          (.55)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 9.49         $ 9.64         $ 9.58         $ 8.89         $ 8.92         $ 9.55
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN**<F93>                              .95%          4.40%         12.21%          5.58%        (1.70)%++<F95>   9.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $25,910        $30,321        $32,620        $30,261        $37,379        $40,088
Ratio of net expenses
  to average net assets                         1.36%          1.36%          1.38%          1.24%+<F94>    1.20%*<F92>    1.20%
Ratio of net investment income
  to average net assets                         2.18%          3.60%          4.07%          5.87%+<F94>    6.20%*<F92>    5.90%
Portfolio turnover rate                        71.70%        161.40%        223.33%        328.97%         30.30%++<F95>  87.70%

 *<F92>   Annualized.
**<F93> The Fund's front-end sales charge is not reflected in total return as set forth in the table.
 +<F94> Reflects a voluntary reimbursement of fund expenses of .05% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.29% in 2000, and the ratio of net investment income to average net assets would have been 5.82% in 2000.
++<F95>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                 GOVERNMENT FUND -- CLASS B
                                              ---------------------------------
                                              For the period from March 3, 2003
                                                (commencement of operations)
                                                  through October 31, 2003
                                              ---------------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.67

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                     .03
   Net realized and unrealized
     gains (losses) on investments                          (.12)
                                                           -----
   TOTAL FROM INVESTMENT OPERATIONS                         (.09)
                                                           -----

LESS DISTRIBUTIONS:
   Dividends from net investment income                     (.09)
   Distributions from net realized
     capital gains on investments                             --
                                                           -----
   TOTAL DISTRIBUTIONS                                      (.09)
                                                           -----
NET ASSET VALUE, END OF PERIOD                             $9.49
                                                           -----
                                                           -----

TOTAL RETURN**<F97>                                       (.94)%++<F1>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)             $194
Ratio of net expenses to average net assets                2.14%*<F96>
Ratio of net investment income to average net assets        .99%*<F96>
Portfolio turnover rate                                   71.70%*<F96>

 *<F96>   Annualized.
**<F97> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 ++<F1>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                         GOVERNMENT FUND -- CLASS C
                                                   ---------------------------------------------------------------------
                                                            For the years ended
                                                                October 31,              For the period from May 8, 2000
                                                    ------------------------------------   (commencement of operations)
                                                     2003           2002           2001      through October 31, 2000
                                                    ------         ------         ------     ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                 $9.65          $9.58          $8.89               $8.89

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                               .14            .27            .39                 .08
   Net realized and unrealized
     gains (losses) on investments                    (.12)           .07            .61                  --
                                                     -----          -----          -----               -----
   TOTAL FROM INVESTMENT OPERATIONS                    .02            .34           1.00                 .08
                                                     -----          -----          -----               -----

LESS DISTRIBUTIONS:
   Dividends from net investment income               (.17)          (.27)          (.31)               (.08)
   Distributions from net realized
     capital gains on investments                       --             --             --                  --
                                                     -----          -----          -----               -----
   TOTAL DISTRIBUTIONS                                (.17)          (.27)          (.31)               (.08)
                                                     -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD                       $9.50          $9.65          $9.58               $8.89
                                                     -----          -----          -----               -----
                                                     -----          -----          -----               -----

TOTAL RETURN**<F3>                                    .15%          3.64%         11.47%               5.67%++<F5>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)     $2,625         $2,129           $348                $228
Ratio of net expenses to average net assets          2.11%          2.09%          2.11%               1.91%*<F2>+<F4>
Ratio of net investment income
  to average net assets                              1.34%          2.73%          3.36%               4.92%*<F2>+<F4>
Portfolio turnover rate                             71.70%        161.40%        223.33%             328.97%++<F5>

  *<F2>   Annualized.
 **<F3> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
  +<F4> Reflects a voluntary reimbursement of fund expenses of .29% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.20% in 2000, and the ratio of net investment income to average net assets would have been 4.63% in 2000.
 ++<F5>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund (individually "Fund", collectively "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund and Government Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Tax-Exempt Fund offers Class A Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

          Long-term tax-exempt securities are valued at market using pricing information provided by an independent pricing service. When in the judgment of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Long-term taxable fixed income securities are valued at market using pricing information provided by an independent pricing service. Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the year ended October 31, 2003.

     (c)  Futures Contracts

          The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the year ended October 31, 2003, were comprised of the following:

                                                                        DOW JONES   DOW JONES
                                                                          U.S.         U.S.
                                               S&P 100   PSE TECH 100  HEALTH CARE  FINANCIAL    MANAGED
                                                 PLUS        INDEX      100 PLUS     100 PLUS     GROWTH    TAX-EXEMPT  GOVERNMENT
                                               -------   ------------  -----------  ---------    -------    ----------  ----------
          Net realized gains (losses)
            on investments                     $19,675   $(11,021,037)  $(103,519)  $(230,956) $(1,639,287)   $123,271    $361,663
          Net realized gains
            on futures                           2,988        157,396          --          --           --          --          --
                                               -------   ------------   ---------   ---------  -----------    --------    --------
          Total net realized gains
            (losses) on investments            $22,663   $(10,863,641)  $(103,519)  $(230,956) $(1,639,287)   $123,271    $361,663
                                               -------   ------------   ---------   ---------  -----------    --------    --------
                                               -------   ------------   ---------   ---------  -----------    --------    --------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2003, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                        DOW JONES   DOW JONES
                                                                          U.S.         U.S.
                                               S&P 100   PSE TECH 100  HEALTH CARE  FINANCIAL    MANAGED
                                                 PLUS        INDEX      100 PLUS     100 PLUS     GROWTH    TAX-EXEMPT  GOVERNMENT
                                               -------   ------------  -----------  ---------    -------    ----------  ----------
          Expiration (10/31)
            2006                                    --             --          --          --   $  256,063          --          --
            2007                                    --             --          --          --      306,274  $  563,620  $  886,917
            2008                                    --             --          --          --      824,978   2,607,520   1,292,748
            2009                                    --             --          --          --           --          --          --
            2010                            $5,203,928    $ 2,938,071          --    $ 18,773    2,040,536          --          --
            2011                                43,985      9,178,205    $109,011     224,225    1,556,746          --          --
                                            ----------    -----------    --------    --------   ----------  ----------  ----------
            Total Amount                    $5,247,913    $12,116,276    $109,011    $242,998   $4,984,597  $3,171,140  $2,179,665
                                            ----------    -----------    --------    --------   ----------  ----------  ----------
                                            ----------    -----------    --------    --------   ----------  ----------  ----------

          At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                        DOW JONES   DOW JONES
                                                                          U.S.         U.S.
                                               S&P 100   PSE TECH 100  HEALTH CARE  FINANCIAL    MANAGED
                                                 PLUS        INDEX      100 PLUS     100 PLUS     GROWTH    TAX-EXEMPT  GOVERNMENT
                                               -------   ------------  -----------  ---------    -------    ----------  ----------
          Ordinary Income                     $1,053,615          --          --     $107,669          --         --       $8,425
          Long-Term Capital Gain                      --          --          --           --          --         --           --

          During the year ended October 31, 2003, the tax character of distributions paid were as follows:

                                                                        DOW JONES   DOW JONES
                                                                          U.S.         U.S.
                                               S&P 100   PSE TECH 100  HEALTH CARE  FINANCIAL    MANAGED
                                                 PLUS        INDEX      100 PLUS     100 PLUS     GROWTH    TAX-EXEMPT  GOVERNMENT
                                               -------   ------------  -----------  ---------    -------    ----------  ----------
          Ordinary Income                       $743,662          --     $73,852     $201,927          --         --     $778,412
          Long-Term Capital Gain                      --          --          --           --          --         --           --
          Return of Capital                           --          --      50,338           --          --         --           --

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2003, the following reclassifications were recorded:

                                                                        DOW JONES   DOW JONES
                                                                          U.S.         U.S.
                                               S&P 100   PSE TECH 100  HEALTH CARE  FINANCIAL    MANAGED
                                                 PLUS        INDEX      100 PLUS     100 PLUS     GROWTH    TAX-EXEMPT  GOVERNMENT
                                               -------   ------------  -----------  ---------    -------    ----------  ----------
          Capital Stock                         $1,464   $(3,168,694)   $(198,981)    $(1,560)  $(600,688)        --           --
          Undistributed net investment
            income (loss)                           --    $3,167,430     $148,535    $(88,666)   $600,688         --      $96,125
          Accumulated net realized
            gains (losses) on investments      $(1,464)        1,264      $50,446     $90,226          --         --     $(96,125)

          The following are percentages of the funds' ordinary dividend distributions for the year ended October 31, 2003 that qualify for the dividends received deduction available to corporations; S&P 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund - 100%; Dow Jones U.S. Health Care Plus Fund, Government Fund and Tax Exempt Fund - 0%.

     (f)  Expenses

          Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

     (g)  Distributions to Shareholders

          Dividends from net investment income are accrued daily and paid monthly for the Tax-Exempt Fund and Government Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund and Managed Growth Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of .575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next
     $50,000,000, .35% of the next $400,000,000 and .30% of assets over
     $500,000,000.

     Under the Agreement, the PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     Under the Agreement, the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pay BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .55% of the first $100,000,000 of average daily net assets, .50% of the next $400,000,000 of average daily net assets and .45% of average daily net assets in excess of $500,000,000. For the year ended October 31, 2003, BCZ reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $162,320, and the Dow Jones U.S. Financial 100 Plus Fund $137,973.

     Under the Agreement, the Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, .70% of the next $250,000,000 of average daily net assets, and .65% on the average daily net assets exceeding $500,000,000. Under a Sub-Advisory Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. BCZ, in turn, pays Geneva 50% of the fee paid by the Managed Growth Fund.

     Under the Agreement, each of the Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of such Fund at the rate of .60% of the first $50,000,000 of such Fund's average daily net assets, .50% on the next $200,000,000 of such Fund's average daily net assets and .40% of such Fund's average daily net assets in excess of $250,000,000.

     BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, administrative service fees, and 12b-1 or distribution fees paid to BCZ for the year ended October 31, 2003, were as follows for each Fund:

                                                                      COMMISSIONS       ACCOUNTING
                                                   ADMINISTRATIVE          ON           AND PRICING
                                                        FEES          FUND SHARES          FEES           12B-1 FEES
                                                   --------------     -----------       -----------       ----------
     S&P 100 Plus Fund                                $201,203          $113,072         $ 92,530          $291,260
     PSE Tech 100 Index Fund                           300,408           178,401          102,856           149,190
     Dow Jones U.S. Health Care 100 Plus Fund           30,588            95,403           28,292            28,687
     Dow Jones U.S. Financial 100 Plus Fund             25,392            72,734           25,696            20,840
     Managed Growth Fund                                40,811            71,574           33,735            42,114
     Tax-Exempt Fund                                    34,888            14,829           30,444            51,047
     Government Fund                                    31,547            27,273           28,774            66,881
                                                      --------          --------         --------          --------
                                         TOTAL        $664,837          $573,286         $342,327          $650,019
                                                      --------          --------         --------          --------
                                                      --------          --------         --------          --------

3.   INVESTMENT TRANSACTIONS --

     Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2003 aggregated:

                                                       PURCHASES AT COST  PROCEEDS FROM SALES
                                                       -----------------  -------------------
     S&P 100 Plus Fund                                     $11,968,130         $24,706,532
     PSE Tech 100 Index Fund                                47,155,877          36,401,674
     Dow Jones U.S. Health Care 100 Plus Fund               19,420,323           8,573,905
     Dow Jones U.S. Financial 100 Plus Fund                 12,627,968           4,285,758
     Managed Growth Fund                                    20,169,814          12,253,874
     Tax-Exempt Fund                                         1,313,151           3,957,100
     Government Fund                                        22,095,478          24,927,143

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (for federal income tax purposes) as of October 31, 2003, were as follows:

                                                                    DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                        S&P 100      PSE TECH 100  HEALTH CARE   FINANCIAL     MANAGED
                                         PLUS           INDEX        100 PLUS     100 PLUS      GROWTH     TAX-EXEMPT   GOVERNMENT
                                        -------      ------------  -----------   ---------     -------     ----------   ----------
          Net unrealized appreciation
            (depreciation)           $ 23,307,729   $(181,090,731) $  (618,937) $ 2,370,259   $12,099,049  $ 2,428,626  $   251,700
          Cost of investments        $204,411,885   $ 702,308,309  $47,585,965  $39,567,890   $64,069,729  $31,308,367  $32,759,553

     The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales.

4.   LINE OF CREDIT --

     North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. There were no outstanding borrowings at October 31, 2003.

5.   SECURITIES LENDING --

     Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the collateral at period end is reported on each Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into nine mutual fund series: S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund (other than the Tax-Exempt Fund) have designated Class B (contingent deferred sales charge) shares and Class C (contingent deferred sales charge) shares. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the years ended October 31, 2002 and October 31, 2003, is as follows:

                                                                    DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                        S&P 100      PSE TECH 100  HEALTH CARE   FINANCIAL     MANAGED
     CLASS A SHARES                      PLUS           INDEX        100 PLUS     100 PLUS      GROWTH     TAX-EXEMPT   GOVERNMENT
     --------------                     -------      ------------  -----------   ---------     -------     ----------   ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001             5,550,768      13,170,024      675,181      477,915    1,453,629    3,995,166     3,403,840
       Shares issued                     829,333       4,964,163    1,036,969    1,102,486      994,616      344,560       555,331
       Shares issued through merger      692,323              --           --           --           --           --            --
       Shares issued in distributions         --         168,645           --        4,485           --       91,186        80,350
       Shares redeemed                (1,493,788)     (5,413,405)    (283,956)    (263,887)    (326,109)    (638,158)     (894,484)
                                      ----------      ----------    ---------    ---------    ---------    ---------     ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002             5,578,636      12,889,427    1,428,194    1,320,999    2,122,136    3,792,754     3,145,037
       Shares issued                     993,313       5,090,995    1,041,021      881,979    1,124,476      272,120       725,108
       Shares issued in distributions     26,566              --        8,810       16,631           --       82,138        56,527
       Shares redeemed                (1,461,486)     (4,546,008)    (342,016)    (433,934)    (573,817)    (522,987)   (1,195,068)
                                      ----------      ----------    ---------    ---------    ---------    ---------     ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003             5,137,029      13,434,414    2,136,009    1,785,675    2,672,795    3,624,025     2,731,604
                                      ----------      ----------    ---------    ---------    ---------    ---------     ---------
                                      ----------      ----------    ---------    ---------    ---------    ---------     ---------

                                                                    DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                        S&P 100      PSE TECH 100  HEALTH CARE   FINANCIAL     MANAGED
     CLASS B SHARES                      PLUS           INDEX        100 PLUS     100 PLUS      GROWTH              GOVERNMENT*<F6>
     --------------                     -------      ------------  -----------   ---------     -------              ---------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001             1,822,768       6,623,105      353,371      207,112      612,714
       Shares issued                     382,408         924,493      770,386      612,008      533,144
       Shares issued through merger       52,933              --           --           --           --
       Shares issued in distributions                         --       88,058           --          586                       --
       Shares redeemed                  (400,312)     (1,971,490)    (142,728)    (127,346)     (98,226)
                                      ----------      ----------    ---------    ---------    ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002             1,857,797       5,664,166      981,029      692,360    1,047,632                       --
       Shares issued                     140,412         667,051      389,027      286,525      233,800                   82,979
       Shares issued in distributions         --              --        6,128        3,652           --                      388
       Shares redeemed                  (257,924)       (819,629)    (162,199)    (117,393)    (116,035)                 (62,896)
                                      ----------      ----------    ---------    ---------    ---------                ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003             1,740,285       5,511,588    1,213,985      865,144    1,165,397                   20,471
                                      ----------      ----------    ---------    ---------    ---------                ---------
                                      ----------      ----------    ---------    ---------    ---------                ---------

     *<F6>  Commencement of operations March 3, 2003

                                                                    DOW JONES    DOW JONES
                                                                       U.S.         U.S.
                                        S&P 100      PSE TECH 100  HEALTH CARE   FINANCIAL     MANAGED
     CLASS C SHARES                      PLUS           INDEX        100 PLUS     100 PLUS      GROWTH                 GOVERNMENT
     --------------                     -------      ------------  -----------   ---------     -------                 ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2001               257,194         568,860      169,446      122,364      103,925                   36,326
       Shares issued                     136,413         450,024      445,828      357,004      187,063                  261,301
       Shares issued through merger        4,172              --           --           --           --                       --
       Shares issued in distributions         --           6,249           --          560           --                    2,001
       Shares redeemed                   (87,983)       (201,973)     (54,073)     (51,607)     (31,977)                 (78,888)
                                      ----------      ----------    ---------    ---------    ---------                ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002               309,796         823,160      561,201      428,321      259,011                  220,740
       Shares issued                      92,336         517,772      372,408      328,597      164,699                  173,714
       Shares issued in distributions         --              --        3,280        2,279           --                    3,467
       Shares redeemed                   (44,199)       (176,752)     (88,348)     (98,196)     (53,711)                (121,551)
                                      ----------      ----------    ---------    ---------    ---------                ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003               357,933       1,164,180      848,541      661,001      369,999                  276,370
                                      ----------      ----------    ---------    ---------    ---------                ---------
                                      ----------      ----------    ---------    ---------    ---------                ---------

     (c) For the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these Funds, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     An analysis of the futures contracts activity for the year ended October 31, 2003, in the S&P 100 Plus and PSE Tech 100 Index Funds, respectively, were as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     S&P 100 PLUS FUND:
     Outstanding at October 31, 2002             3               $   677,587
     Contracts opened                           60                 4,132,275
     Contracts closed                          (63)               (4,809,862)
                                               ---               -----------
     Outstanding at October 31, 2003            --               $        --
                                               ---               -----------
                                               ---               -----------
     Market value of contracts
       at October 31, 2003                                       $        --
                                                                 -----------
                                                                 -----------

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2002             5               $   467,375
     Contracts opened                          144                16,859,495
     Contracts closed                         (141)              (16,189,990)
                                               ---               -----------
     Outstanding at October 31, 2003             8               $ 1,136,880
                                               ---               -----------
                                               ---               -----------
     Market value of contracts
       at October 31, 2003                                       $ 1,134,400
                                                                 -----------
                                                                 -----------

     The number of financial futures contracts and the gross unrealized depreciation, as of October 31, 2003, for each Fund were as follows:

                                                             UNREALIZED
                              NUMBER OF CONTRACTS   APPRECIATION (DEPRECIATION)
                              -------------------   ---------------------------
     S&P 100 PLUS FUND                 --                     $      --
     PSE TECH 100 INDEX FUND            8                     $  (2,480)

     NASDAQ 100 Index Futures Contracts expiring December, 2003

     Additionally, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the year and had no futures contracts outstanding as of October 31, 2003.

                            NORTH TRACK FUNDS, INC.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North Track Funds, Inc., including the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, and Government Fund (collectively the "Funds") as of October 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to October 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 30, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Chicago, Illinois
December 15, 2003

                                   MANAGEMENT

Under applicable law, the Board of Directors is responsible for management of North Track Funds, Inc. ("North Track") and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of North Track and hires service providers for each Fund, including the Funds' investment advisor and distributor, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that a majority of its Board of Directors must be independent of Ziegler.

The directors and officers of North Track as of December 16, 2003 are listed below, together with their principal occupations during the past five years.
The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at (800) 826-4600.

                                                                                                       NUMBER OF
                                         TERM OF                                                       NORTH TRACK   OTHER
                          POSITION(S)    OFFICE AND                                                    FUNDS         DIRECTORSHIPS2
                                                                                                                               <F8>
NAME, ADDRESS             HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)                         OVERSEEN      HELD BY
AND DATE OF BIRTH         NORTH TRACK    TIME SERVED1  DURING PAST FIVE YEARS                          BY DIRECTOR   DIRECTOR
                                                  <F7>
-----------------         ------------   ------------  -----------------------                         -----------   -------------

INDEPENDENT DIRECTORS:

Marcia L. Wallace         Director       Since 2001    Retired; Senior Vice President in Global          10           None
9247 Blind Pass Road                                   Trust Services and Institutional Custody,
Sarasota, FL 34242                                     First Chicago NBD/Bank One from 1985 to 1999.
Birthdate: 12-2-47

James G. DeJong           Director       Since 2001    President and Managing Shareholder, O'Neil,       10           None
11032 River Trail Road                                 Cannon & Hollman S.C. (law firm) since 1987.
Mequon, WI 53092
Birthdate: 10-18-51

Brian J. Girvan           Director       Since 2003    Partner, Ascent Venture Partners (August 2003 -   10           None
6 Tucks Point Road                                     Present); Chief Operation Officer and Chief
Manchester-by-the-Sea,                                 Financial Officer of Argo Global Capital, LLC
MA 01944                                               (venture capital company) since 2001; Senior
Birthdate: 10-20-55                                    Vice President and Division Executive of
                                                       Fidelity Investments from 1999 to 2001; Senior
                                                       Vice President and Group CFO of Fidelity
                                                       Investments from 1998 to 1999.

Cornelia Boyle            Director       Since 2003    Currently Retired; Executive Vice President       10           None
14 Twin Lake Villa Road                                and Chief Operations Officer of AIG SunAmerica
New London, NH 03257                                   Retirement Markets, Inc., which engages in
Birthdate: 09-23-53                                    variable annuity manufacturing, distribution
                                                       and administration (August 2000 - May 2003);
                                                       and Executive Vice President of Fidelity
                                                       Investments (August 1996 - July 2000).

INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin(3)<F9>   Director       Since 2003    President and Chief Executive Officer, The        10           None
250 E. Wisconsin Ave.                                  Ziegler Companies, Inc. since February 2000;
Milwaukee, WI 53202                                    Chief Administrative Officer at Villanova
Birthdate: 5-18-51                                     Capital (asset management group of Nationwide
                                                       Insurance) from June 1999 to February 2000;
                                                       President of National Financial Correspondent
                                                       Services Company, (a clearing subsidiary of
                                                       Fidelity Investments) from November 1997
                                                       to December 1998.

David G. Stoeffel         President      Since 2003    Senior Vice President and Director of Mutual      N/A          N/A
250 E. Wisconsin Ave.                                  Funds Marketing and Administration, Nomura
Milwaukee, WI 53202                                    Asset Management U.S.A., Inc. since 1998;
Birthdate: 10-20-58                                    Eastern Division Manager for Brinson Funds/
                                                       Funds Distributor from 1997 to 1998.

James L. Brendemuehl      Senior Vice    Since 1999    Vice President - Mutual Funds, B.C. Ziegler       N/A          N/A
250 E. Wisconsin Ave.     President -                  and Company since 1995.
Milwaukee, WI 53202       Sales
Birthdate: 2-23-46

Franklin P. Ciano         Chief          Since 1996    Manager of North Track Operations, B.C.           N/A          N/A
250 E. Wisconsin Ave.     Financial                    Ziegler and Company since 1996.
Milwaukee, WI 53202       Officer and
Birthdate: 4-26-52        Treasurer

John H. Lauderdale        Senior Vice    Since 1993    Wholesaler, B.C. Ziegler and Company since        N/A          N/A
250 E. Wisconsin Ave.     President -                  1991.
Milwaukee, WI 53202       Marketing
Birthdate: 12-15-65

S. Charles O'Meara        Secretary      Since 2003    General Counsel, Senior Vice President and        N/A          N/A
250 E. Wisconsin Ave.                                  Secretary, The Ziegler Companies, Inc. and
Milwaukee, WI 53202                                    B.C. Ziegler and Company.
Birthdate: 2-13-50

Michael T. Karbouski      Assistant      Since 2003    Vice President, Product Manager, B.C. Ziegler     N/A          N/A
250 E. Wisconsin Ave.     Treasurer                    & Company, since 2000; prior thereto,
Milwaukee, WI 53202                                    Assistant Vice President, US Bancorp Mutual
Birthdate: 3-3-65                                      Fund Services, from 1990 to 2000

1<F7> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
2<F8> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
3<F9> Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of The Ziegler Companies, Inc.

PROXY VOTING POLICY

A copy of the written policies and procedures that North Track uses to determine how to vote proxies relating to portfolio securities held by the Funds is available without charge, upon request, by calling 1-800-826-4600, and on the SEC's website at http://www.sec.gov.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

On November 21, 2003 a special meeting of shareholders of the Funds was held upon the presence of a quorum. The matters voted upon at the meeting included the following:

  1. Election of directors,

  2. A proposal to change the investment objective of the S&P 100 Plus Fund, and

  3. A proposal to redesignate each Fund's investment objective as a non-fundamental policy.

All five of the directors named above (Cornelia Boyle, James G. DeJong, Brian J. Girvan, Marcia L. Wallace and John J. Mulherin) were elected, each having received a plurality of the votes cast.

The shareholders of the S&P 100 Plus Fund approved the proposed change to that Fund's investment objective. As a result, the S&P 100 Plus Fund's new investment objective will be to seek a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index. The Fund will also be changing its name to the "North Track S&P 100 Index Fund." These changes are scheduled to become effective on or about January 23, 2004.

The shareholders of each of the S&P 100 Plus, Tax-Exempt and Wisconsin Tax-Exempt Funds approved the redesignation of their respective Fund's investment objective as a non-fundamental policy. Due to a large number of broker non-votes, an insufficient number of votes were cast by the shareholders of the other Funds to approve the proposal for those Funds.

The specific voting results were as follows:

Election of Directors
---------------------

                             Approve                      Withheld
                             -------                      --------
Cornelia Boyle           100,710,594.857               1,591,635.925
James G. DeJong          100,763,279.529               1,538,951.253
Brian J. Girvan          100,716,494.364               1,585,736.418
John J. Mulherin         100,676,138.294               1,616,092.488
Marcia L. Wallace        100,754,075.041               1,548,155.741

Proposal to Change the S&P 100 Plus Fund's Investment Objective
---------------------------------------------------------------

FOR                   AGAINST             ABSTAIN            BROKER NON-VOTES
---                   -------             -------            ----------------
2,695,406.015       195,874.271         119,461.775            826,561.000

Proposal to Re-Designate Each Fund's Investment Objective as a Non-Fundamental
------------------------------------------------------------------------------
Policy
------

FUND                                  FOR               AGAINST             ABSTAIN         BROKER NON-VOTES
----                                  ---               -------             -------         ----------------
S&P 100 Plus                     2,605,633.719         287,110.922        116,977.420          826,561.000
PSE Tech 100 Index               5,182,956.703         701,041.818        231,083.378        7,810,781.000
Dow Jones U.S.
  Health Care 100 Plus Fund      1,037,900.318         121,538.702         46,322.475        1,584,444.000
Dow Jones U.S.
  Financial 100 Plus Fund          809,792.105          54,431.044         30,918.091        1,192,098.000
Managed Growth                   1,381,192.297          96,657.091         61,809.910        1,523,076.000
Tax-Exempt                       1,905,090.544         200,631.983         95,438.706          616,884.000
Government                       1,124,559.097         116,406.743        123,950.415          655,276.000
Wisconsin Tax-Exempt             7,591,747.857       1,031,329.633        847,038.326        2,959,319.000
Cash Reserve                    52,926,644.080       1,767,128.760        791,997.170        3,931,568.000

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President-Sales
John H. Lauderdale, Senior Vice President-Marketing
S. Charles O'Meara, Secretary
Michael T. Karbouski, Assistant Treasurer
Donald J. Liebetrau, Assistant Vice President
Patricia A. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, IL 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT343-12/03

ITEM 2.  CODE OF ETHICS

     As the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Brian J. Girvan, a director of the Registrant, has been determined to be an audit committee expert, and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Girvan is currently a partner with Ascent Venture Management, Inc. a venture capital firm. From January 2001 to July 2003, he was Chief Operating Officer and Chief Financial Officer of Argo Global Capital, LLC (a venture capital firm). In such capacities, Mr. Girvan managed the firm's finances and supervised the preparation of financial statements. Previously, he had served in various official capacities for Fidelity Investments where he had overall responsibility for financial controls and supervised the preparation of division budgets, business plans and financial statements. Mr. Girvan also served as Senior Vice President, Chief Financial Officer and Treasurer for PIMCO Advisors (and its predecessors), where he made filings of financial statements and was a fund treasurer. Mr. Girvan received a B.B.A. in Accounting from Manhattan College and is a CPA.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth information as to the fees billed to the Registrant for audit, audit-related, tax and other services and products provided by Deloitte & Touche LLP, the Registrant's principal accountant, for each of the last two fiscal years.

                                  FISCAL YEAR ENDED OCTOBER 31,

                                    2002                 2003

Audit Fees(1)<F10>                 $98,700             $103,700

Audit-Related Fees(2)<F11>           $0                 $38,025

Tax Fees(3)<F12>                   $40,900              $17,300

All Other Fees(4)<F13>               $0                   $0

TOTAL                             $139,600             $159,025

(1)<F10> This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)<F11> This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above. In 2003, the audit-related services provided by Registrant's principal accountant specifically related to (i) its implementation of the standards and guidance of Statement of Auditing Standards No. 99, which requires auditors to identify and assess the risks of material misstatement in financial statements due to fraud and further examine other areas of audit risk, and (ii) additional communications with the Registrant's management and the audit committee pursuant to the Sarbanes-Oxley Act of 2002.

(3)<F12> This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2002 and 2003, the tax services provided by Registrant's principal accountant specifically related to assistance in the preparation of income and excise tax returns, determination of capital gains, dividends and interest income and the distribution thereof, wash sale testing and tax analysis and advice.

(4)<F13> This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

     Deloitte & Touche LLP did not bill any amounts over the last two fiscal years for services or products provided to B.C. Ziegler and Company ("Ziegler"), the Registrant's investment advisor, or any entity controlling, controlled by or under common control with Ziegler that provides ongoing services for the Registrant, other than $5,000 billed to Ziegler in fiscal year 2002 for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with purchases and sales of Class B shares the mutual fund series of the Registrant. The Registrant's audit committee determined that the provision by Deloitte & Touche LLP of such non-audit services to Ziegler is compatible with maintaining the independence of such accounting firm relative to the Registrant.

     The audit committee of the Registrant's Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a)  Disclosure Controls and Procedures.  The Registrant's management,
          ----------------------------------
          with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

     (b)  Changes in Internal Control Over Financial Reporting.  There were no
          ----------------------------------------------------
          changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS

     The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
----------      ---------------------
10(a)           Code of Ethics for the Registrant's Principal Executive,
                Financial and Accounting Officers referred to in Item 2 of the Form N-CSR.

10(b)(1)        Certification of Principal Executive Officer Required by
                Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)        Certification of Principal Financial Officer Required by
                Section 302 of the Sarbanes-Oxley Act of 2002

10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 5th day of January, 2004.

                                   NORTH TRACK FUNDS, INC.

                                   By:  /s/ David G. Stoeffel
                                        ------------------------------------
                                        David G. Stoeffel, President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 5th day of January, 2004.

                                   By:  /s/ David G. Stoeffel
                                        ------------------------------------
                                        David G. Stoeffel, President
                                        (Principal Executive Officer)

                                   By:  /s/ Franklin P. Ciano
                                        ------------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer (Principal
                                        Financial Officer)